UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08544

Investment Managers Series TRUST III

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, Wisconsin 53212

(Address of Principal Executive Offices, including Zip Code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

Registrant’s telephone number, including area code: (626) 385-5777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1: Report to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

December 31, 2023

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

Performance Overview

The FPA Crescent Fund — Institutional Class ("Fund" or "Crescent") gained 7.52% in Q4 2023 and 20.27% in the trailing twelve months.1 The Fund captured 91.3% of the MSCI ACWI's return in the trailing twelve months, outperforming its 72.1% average net risk exposure.2

Performance versus Illustrative Indices3

	Q4 2023	Trailing 12-month
FPA Crescent	7.52%	20.27%
FPA Crescent — Long Equity	11.42%	29.10%
MSCI ACWI	11.03%	22.20%
S&P 500	11.69%	26.29%
60% MSCI ACWI / 40% Bloomberg US Agg	9.36%	15.37%
60% S&P 500 / 40% Bloomberg US Agg	9.74%	17.67%

1  Effective September 4, 2020, the previous single class of shares of the Fund was renamed the Institutional Class shares. Unless otherwise noted, all data herein is representative of the Institutional Share Class.

2  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund's exposure to risk assets as a percent of total assets. The Fund's net risk exposure as of December 31, 2023 was 70.1%.

3  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings only includes equity securities excluding paired trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product, or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

Past performance is no guarantee, nor is it indicative, of future results.

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Portfolio discussion

Crescent's net risk exposure declined from 74.6% to 70.1% in 2023, largely due to securities having less favorable risk/reward profiles. We exited seven positions in their entirety and sold part of an additional three. We did initiate eleven new equity positions but only added to one existing position.

Crescent's top five performers contributed 9.08% to its return in the previous twelve months, while its bottom five detracted 0.88%.

Trailing Twelve-Month Contributors and Detractors as of December 31, 20234

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Meta Platforms	2.59%	2.4%	Int'l Flavors & Fragrances	-0.35%	2.0%
Alphabet	2.52%	5.0%	McDermott Int'l (multiple securities)	-0.22%	0.6%
Holcim	1.70%	3.2%	Interest Rate Caps (multiple securities)	-0.12%	0.0%
Broadcom	1.19%	1.5%	Signature Bank	-0.11%	0.0%
Amazon	1.08%	1.6%	FirstEnergy	-0.09%	0.9%
	9.08%	13.7%		-0.88%	3.5%

We have not recently discussed the following investments meaningful to the Fund's trailing twelve-month return.5

Meta saw a welcome recovery in engagement and revenue year-to-date following a tough 2022. The company has continued to offer new solutions that allow advertisers to target customers effectively and efficiently via one of the world's leading digital platforms. Moreover, operating profits are rising due to an organization-wide focus on improving productivity and accelerating the time to market for new products. However, overall profitability continues to be weighed down by losses in the Reality Labs segment. But, there is positive optionality that Meta will emerge from the AI arms race as one of the leading players in the industry.

4  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Percent of portfolio reflects the average position size over the period. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  The company data and statistics referenced in this section are sourced from company press releases and financial disclosures unless otherwise noted.

Past performance is no guarantee, nor is it indicative, of future results.

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Alphabet continued going from strength to strength during 2023 despite concerns that competition may infringe on the company's dominant position in Search. Thus far, Alphabet has continued to hold its own, and we look forward to seeing how the company incorporates further AI developments across the Alphabet ecosystem. Lastly, we are hopeful that the impending arrival of a new CFO will bring a renewed focus on efficiency — an area where we believe Alphabet has ample room for improvement.

FirstEnergy is an Ohio-based public utility holding company that we purchased in 2020 in the face of a bribery scandal. The company paid fines, and senior management changed as a result; since then, the company has performed well operationally, which has translated into good stock performance. While increasing interest rates in 2023 caused its stock to drop from its highs (along with the Interest Rate Caps), it continues to trade at a substantial discount to its peers and offers a 4.5% dividend yield.

You can find the Fund's other positions addressed previously in our archived commentaries.

Markets6

A small number of mega-cap companies drove stock prices last year. The "Magnificent Seven" stocks (Apple, Alphabet, Microsoft, Amazon.com, Meta Platforms, Tesla, and Nvidia) ended the year with an aggregate market cap of almost $12 trillion, more than the U.K., Canadian, and Japanese stock markets combined.7 Their 111% return in 2023 accounted for approximately 75% of the 26.3% total return in the S&P 500. The average stock delivered a much lower return, with the equal-weighted S&P 500 gaining just 10.4%.

Today's less attractive valuations (relative to last year), particularly in the U.S., help explain the Fund's slightly lower risk exposure. We are grateful to be able to invest broadly, as other parts of the globe currently offer better value.

6  Market data in this section, including the charts, is as of December 31, 2023, and is sourced from Bloomberg and/or Factset unless otherwise noted.

7  What I Learned This Week. 13D Research and Strategy. January 11, 2024.

Past performance is no guarantee, nor is it indicative, of future results.

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Global Stock Market Valuations
as of December 31, 2023

Price to Earnings Ratio Trailing 12-Month	Price to Book Ratio

While Crescent's equity investments understandably trade more richly compared to year-end 2022, they trade at lower valuations than the Magnificent Seven, MSCI ACWI, and S&P 500, as reflected in the lower Price/Book and Price/Earnings ratios in the following table. But price without quality is like a crewless boat without an anchor, adrift without direction. Instead, we also focus on quality — attractive earnings growth, solid returns on capital, and sound balance sheets — at fair prices. Through that lens, you can see that Crescent's equities appear, on average, more attractive.

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FPA Crescent Equity Characteristics vs MSCI ACWI, S&P 500, and Magnificent Seven8

As of December 31, 2023	Price/Earnings 1-Year Forward		Price/Book		3-Year Trailing EPS Growth	3-Year Forward Estimated EPS Growth	Return on Equity	Net Debt/Total Capital
FPA Crescent — Long Equity Portfolio	14.7	x	1.9	x	39%	20%	25%	20%
vs. MSCI ACWI	-11%		-33%		120%	71%	76%	-33%
vs. S&P 500	-25%		-58%		115%	38%	34%	-41%
vs. Magnificent 7	-54%		-50%		7%	-2%	-47%
MSCI ACWI	16.5	x	2.8	x	18%	12%	14%	29%
S&P 500	19.5	x	4.4	x	18%	15%	19%	33%
Magnificent 7	31.8	x	3.8	x	37%	21%	47%	-17%

Cheaper and better should translate into good performance versus the market over time. We believe our time is best spent deliberating about whether the companies in the portfolio and those in consideration will meet our expectations over time rather than trying to ascertain what inflation or interest rates might do, who might win the next election, etc. — focusing on bottoms-up, rather than top-down analyses.

The Fund's corporate debt exposure remains relatively low (3.2%). Though bond yields have risen, high- yield spreads are not particularly wide, and covenants remain more in favor of the borrower than the lender.

Closing

We have been around long enough not to get so excited about a good year, knowing that a bad year might be just a flip of the calendar away. After one has strung together the good, the bad, and the ugly years, we hope to have delivered good risk-adjusted returns by investing globally in various asset classes. But, as Clint Eastwood's Blondie character from The Good, the Bad, and the Ugly aptly said, "We're gonna have to earn it."

Respectfully submitted,

FPA Crescent Portfolio Managers
January 31, 2024

8  3-Year Forward Estimated EPS Growth is based on FPA calculations using consensus data from Factset and Bloomberg. Forward Price/Earnings and 3-Year Forward Estimated EPS Growth are estimates and subject to change. Comparison to the S&P 500 and MSCI ACWI Indices is being used as a representation of the "market" and is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. References to FPA Crescent Fund's ("Fund") "long equity holdings valuations" refers to the valuations of the Fund's long equity holdings only. The long equity holdings average weight in the Fund was 63.2% and 65.5% for Q4 2023 and TTM through 12/31/2023, respectively. The long equity statistics shown herein are for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve results similar to those shown. Long equity statistics noted herein do not represent the results that the Fund or an investor can or should expect to receive. Fund shareholders can only purchase and redeem shares at net asset value. Portfolio composition will change due to ongoing management of the Fund.

Past performance is no guarantee, nor is it indicative, of future results.

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FPA Crescent Fund Portfolio Highlights

Performance versus Illustrative Indices1

	Q4 2023	Trailing 12-month
FPA Crescent — FPACX	7.52%	20.27%
FPA Crescent — Long Equity	11.42%	29.10%
MSCI ACWI	11.03%	22.20%
S&P 500	11.69%	26.29%
60% MSCI ACWI/40% Bloomberg US Agg	9.36%	15.37%
60% S&P 500/40% Bloomberg US Agg	9.74%	17.67%

Asset Allocation3

Risk Asset	12/31/2023	9/30/2023	12/31/2022	5yr Average
Common Stock, Long	62.2%	64.3%	68.5%	70.1%
Common Stock, Short	0.0%	0.0%	0.0%	2.6%
Credit, Long	3.3%	3.3%	2.4%	3.4%
Credit, Short	0.0%	0.0%	0.0%	0.3%
Other	4.6%	4.3%	3.7%	2.8%
Exposure, Net	70.1%	71.9%	74.6%	73.5%

Top 10 Holdings2

Portfolio Holding	Portfolio Weight
Alphabet	5.1%
Holcim	3.3%
Comcast	3.2%
Analog Devices	3.0%
TE Connectivity	2.7%
Meta Platforms	2.7%
FPS (shipping investment)	2.5%
Citigroup	2.4%
International Flavors & Fragrances	2.2%
Jefferies	2.0%
29.0%

Geographic Exposure (Net Equity)4

	Domicile	Revenue
United States	61.8%	47.0%
International	38.2%	53.0%
Developed	34.7%	27.7%
Emerging Markets	3.5%	16.0%
Rest of World (Uncategorized)	—	9.3%

Fund Activity5

New Positions	Increased Positions	Decreased Positions	Exited Positions
Prosus (equity)	N/A	Groupe Bruxelles Lambert (equity) AIG (equity)	Naspers (equity)

Trailing Twelve-Month Contributors and Detractors6

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Meta Platforms	2.59%	2.4%	International Flavors &
			Fragrances	-0.35%	2.0%
Alphabet	2.52%	5.0%	McDermott International
			(multiple securities)	-0.22%	0.6%
Holcim	1.70%	3.2%	Interest Rate Caps (multiple
			securities)	-0.12%	0.0%
Broadcom	1.19%	1.5%	Signature Bank	-0.11%	0.0%
Amazon.com	1.08%	1.6%	FirstEnergy	-0.09%	0.9%
	9.08%	13.7%		-0.88%	3.5%

All data on this page as of December 31, 2023 and is for the FPA Crescent Fund — Institutional Class, unless otherwise indicated. Source: Factset, Morningstar, Bloomberg, FPA.

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LETTER TO SHAREHOLDERS

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Please see footnote references in the following page. Portfolio composition will change due to ongoing management of the Fund. Past performance is no guarantee, nor is it indicative, of future results. Please see the end of this Commentary for important disclosures and definitions.

FPA Crescent Fund Portfolio Highlights Footnotes

1  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Crescent-Long equity excludes pair trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

2  List provides the top 10 holdings for the Fund as a percentage of total net assets.

3  Risk Assets include all investments excluding cash and cash equivalents. Net Risk Exposure is the percentage of portfolio exposed to Risk Assets. The "Common stock, long" equity exposure and the Fund's "Exposure, Net" include a 0.0% allocation to a SPAC basket consisting of 28 SPAC investments as of December 31, 2023. Portfolio composition will change due to ongoing management of the Fund. Please see Important Disclosures for a description of the potential risks of investing in SPACs.

4  Geographic exposure based on country of domicile and revenue by geography. Revenue refers to the geographic location of companies' revenue sources, rather than where they are domiciled, and may provide insight into the portfolio's geographic diversification. Domicile and revenue composition are shown for the FPA Crescent Fund — Institutional Class' ("Fund") net equity positions as of December 31, 2023. Portfolio composition will change due to ongoing management of the Fund. Excludes cash and cash equivalents. As of December 31, 2023, SPACs represented 0.0% of net assets. SPACs are included in the United States percentage totals. Totals may not add up due to rounding.

5  The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that an investment in the securities listed was or will be profitable. Increases and decreases represent securities whose position size changed by at least 33% over the period and represented greater than 0.75% of the portfolio at the beginning of the period. As of December 31, 2023, the securities mentioned, and corresponding positions sizes were as follows: Prosus (0.9%); Groupe Bruxelles Lambert (0.6%); AIG (0.4%).

6  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Percent of portfolio reflects the average position size over the period. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

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Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This presentation does not constitute an investment management agreement or offering circular.

Any views expressed herein and any forward-looking statements are as of the date of the publication. are those of the portfolio management team and are subject to change without notice. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data have been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments . The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale.

The return of principal in a bond investment is not guaranteed. Bonds have issuer, interest rate, inflation and credit risks. Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value. Lower rated bonds, callable bonds and other types of debt obligations involve greater risks. Mortgage-backed securities and asset-backed securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities can be volatile and subject to much higher instances of default. Derivatives may increase volatility.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, Fitch, DBRS, and Kroll. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment

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grade. Credit ratings BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Value securities, including those selected by the Fund's portfolio managers, are subject to the risk that their intrinsic value may never be realized by the market because the market fails to recognize what the portfolio managers consider to be their true business value or because the portfolio managers have misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

While transactions in derivatives may reduce certain risks, they entail certain other risks. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested. Derivatives have a risk of default by the counterparty to a contract. When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative.

Investments in private securities and limited partnerships present risks. These investments are not registered under the federal securities laws and are generally eligible for sale only to certain eligible investors. They may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across developed and emerging markets. Net Return indicates that this series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties. The MSCI ex-US Index captures the same opportunity set excluding the U.S.

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Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

Bloomberg (BBg) US Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P500 / 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

60% MSCI ACWI NR USD / 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg US Aggregate Bond Index.

The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries.

The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets (DM) countries in Europe.

Other Definitions

Dividend Yield, expressed as a percentage, is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price.

Long Equity Performance represents the performance of stocks that the Fund owned over the given time periods and excludes the long equity portion of a pair trade, short-sales, limited partnerships, derivatives/futures, corporate bonds, mortgage backed securities, and cash and cash equivalents.

Market Capitalization refers to the total dollar market value of a company's outstanding shares of stock.

Market Cycles, also known as stock market cycles, is a wide term referring to trends or patterns that emerge during different markets or business environments.

Net Debt is calculated by subtracting a company's total cash and cash equivalents from its total short-term and long-term debt.

Net Equity Exposure includes long equity securities minus short-sales and preferred securities.

Net Income (NI), also called net earnings, is calculated as sales minus cost of goods sold, selling, general and administrative expenses, operating expenses, depreciation, interest, taxes, and other expenses.

Net Risk Exposure is a measure of the extent to which a fund's trading book is exposed to market fluctuations. In regard to the Fund, it is the percent of the portfolio exposed to Risk Assets.

Option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.

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Price to Book is used to compare a firm's market capitalization to its book value. It's calculated by dividing the company's stock price per share by its book value per share (BVPS). An asset's book value is equal to its carrying value on the balance sheet, and companies calculate it netting the asset against its accumulated depreciation.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to- earnings ratio is also sometimes known as the price multiple or the earnings multiple.

Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders' equity. Because shareholders' equity is equal to a company's assets minus its debt, ROE is considered the return on net assets.

Shareholder Equity is a company's net worth and it is equal to the total dollar amount that would be returned to the shareholders if the company must be liquidated and all its debts are paid off. Thus, shareholder equity is equal to a company's total assets minus its total liabilities.

Trailing Price to Earnings is a relative valuation multiple that is based on the last 12 months of actual earnings.

Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate, and currencies, but does not include cash and cash equivalents.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

©2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212. UMB and FPA are not affiliated.

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FPA CRESCENT FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund's Institutional Class vs. S&P 500, MSCI All Country World Index, 60%/40% S&P 500 Index/Bloomberg Barclays US Aggregate Bond Index and Consumer Price Index for the Ten Years Ended December 31, 2023. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issuers and is considered a measure of large capitalization stock performance. The MSCI All Country World Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The S&P 500, MSCI All Country World and 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Bond indexes are included as broad-based comparisons to the capitalization characteristics of the Fund's portfolio. The CPI is included as comparison of the Fund's results to inflation.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current month-end performance data can be obtained by visiting the website at fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found in the Financial Highlights section of this report. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

12

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS

As of December 31, 2023

BONDS & DEBENTURES — 6.2%	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
AGENCY — 0.1%
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.555%, 9/10/2035(a)(b)	$12,681,000	$11,401,415
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $11,284,130)		$11,401,415
CONVERTIBLE BONDS — 1.8%
Delivery Hero SE 1.000%, 4/30/2026	$2,600,000	$2,418,365
1.000%, 1/23/2027	86,200,000	75,179,951
Wayfair, Inc. 0.625%, 10/1/2025	84,672,000	76,628,160
1.000%, 8/15/2026	4,278,000	3,734,694
Zillow Group, Inc. 2.750%, 5/15/2025	1,703,000	1,871,256
1.375%, 9/1/2026	12,336,000	16,813,968
TOTAL CONVERTIBLE BONDS (Cost $164,419,306)		$176,646,394
CORPORATE BANK DEBT — 1.0%
CB&I STS Delaware LLC 12.853% (3-Month Term SOFR+750 basis points), 12/31/2026(b)(c)(d)(e)(f)	$38,703,999	$37,929,919
Cornerstone OnDemand, Inc. 9.400% (3-Month Term SOFR+375 basis points), 10/15/2028(b)(d)(f)	2,538,701	2,456,193
Farfetch U.S. Holdings, Inc. 11.666% (3-Month Term SOFR+625 basis points), 10/20/2027(b)(d)(f)	35,401,989	33,277,870
Lealand Finance Company B.V. Senior Exit LC 8.355%, 6/30/2024(b)(c)(d)(e)(f)(g)(h)	19,148,815	(9,868,366)
McDermott LC 9.656%, 12/31/2025(b)(c)(d)(e)(f)(g)	21,452,975	10,726,488
McDermott Tanks Escrow LC 10.406%, 12/31/2026(b)(c)(d)(e)(f)	7,265,394	3,632,697
McDermott Technology Americas, Inc. 8.463% (1-Month Term SOFR+300 basis points), 6/30/2024(b)(c)(d)(f)	1,074,221	708,986
9.463% (1-Month Term SOFR+400 basis points), 6/30/2025(b)(c)(d)(f)	35,242,982	13,744,763

13

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
Vision Solutions, Inc. 9.640% (3-Month Term SOFR+400 basis points), 5/28/2028(b)(d)(f)	$2,538,538	$2,511,578
TOTAL CORPORATE BANK DEBT (Cost $154,151,665)		$95,120,128
CORPORATE BONDS — 0.4%
ENERGY — 0.0%
Gulfport Energy Corp. 8.000%, 5/17/2026	$637,767	$641,753
FINANCIALS — 0.4%
Charles Schwab Corp. 4.000% (USD 5 Year Tsy+316.8 basis points)(b)(i)	$18,976,000	$16,746,320
5.000% (3-Month USD Libor+257.5 basis points)(b)(i)	2,588,000	2,164,215
Vornado Realty LP 3.500%, 1/15/2025	8,815,000	8,499,864
2.150%, 6/1/2026	8,623,000	7,743,885
		$35,154,284
TOTAL CORPORATE BONDS (Cost $33,056,991)		$35,796,037
U.S. TREASURY NOTES & BONDS — 2.9%
U.S. Treasury Note 2.125%, 3/31/2024	$131,000,000	$129,956,100
5.000%, 8/31/2025	154,000,000	155,423,422
TOTAL U.S. TREASURY NOTES & BONDS (Cost $284,058,898)		$285,379,522
TOTAL BONDS & DEBENTURES (Cost $646,970,990)		$604,343,496
CLOSED-END FUNDS — 0.1%	Number of Shares
Altegrity, Inc.(e)(f)	4,756,180	$11,081,900
TOTAL CLOSED-END FUNDS (Cost $0)		$11,081,900

14

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

COMMON STOCKS — 61.9%	Number of Shares	Value
AEROSPACE & DEFENSE — 2.2%
Howmet Aerospace, Inc.	1,330,897	$72,028,146
Safran SA	795,894	140,111,787
		$212,139,933
APPAREL & TEXTILE PRODUCTS — 0.9%
Cie Financiere Richemont SA Class A	606,475	$83,461,516
ASSET MANAGEMENT — 1.5%
Groupe Bruxelles Lambert NV	689,209	$54,190,180
LPL Financial Holdings, Inc.	408,466	92,975,031
Pershing Square Tontine Holdings Ltd.(e)(f)	457,176	—
		$147,165,211
BANKING — 4.1%
Citigroup, Inc.	4,452,588	$229,041,127
Wells Fargo & Co.	3,496,861	172,115,498
		$401,156,625
BEVERAGES — 3.3%
Heineken Holding NV	2,090,386	$176,775,853
JDE Peet's NV	4,041,690	108,694,600
Swire Pacific Ltd. Class A	3,970,793	33,613,295
		$319,083,748
BIOTECH & PHARMA — 0.0%
Biote Corp.*	421	$2,080
CABLE & SATELLITE — 4.8%
Charter Communications, Inc. Class A*	393,387	$152,901,659
Comcast Corp. Class A	7,087,694	310,795,382
		$463,697,041
CHEMICALS — 2.2%
International Flavors & Fragrances, Inc.	2,596,396	$210,230,184
CONSTRUCTION MATERIALS — 3.4%
Heidelberg Materials AG	11,179	$998,927
Holcim AG	4,140,570	325,003,485
		$326,002,412
E-COMMERCE DISCRETIONARY — 1.9%
Alibaba Group Holding Ltd.	1,810,103	$17,524,977
Amazon.com, Inc.*	1,086,572	165,093,750
		$182,618,727

15

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

COMMON STOCKS — Continued	Number of Shares	Value
ELECTRIC UTILITIES — 1.0%
FirstEnergy Corp.	2,241,472	$82,172,364
PG&E Corp.	720,710	12,994,401
		$95,166,765
ELECTRICAL EQUIPMENT — 2.7%
TE Connectivity Ltd.	1,869,808	$262,708,024
ENGINEERING & CONSTRUCTION — 0.8%
McDermott International, Ltd.*,(c)(f)	56,585,375	$5,092,684
Samsung C&T Corp.	694,573	69,671,501
		$74,764,185
ENTERTAINMENT CONTENT — 0.5%
Epic Games, Inc.(e)(f)	33,130	$8,812,580
Nexon Co. Ltd.	2,445,257	44,560,907
		$53,373,487
FOOD — 0.2%
Herbalife Ltd.*	1,628,225	$24,846,714
HEALTH CARE FACILITIES & SVCS — 0.7%
ICON PLC*	233,915	$66,214,319
INDUSTRIAL SUPPORT SERVICES — 1.4%
Ferguson PLC	699,096	$134,974,465
INSTITUTIONAL FINANCIAL SVCS — 2.0%
Jefferies Financial Group, Inc.	4,697,583	$189,829,329
INSURANCE — 2.0%
American International Group, Inc.	612,610	$41,504,328
Aon PLC Class A	540,107	157,181,939
		$198,686,267
INTERNET MEDIA & SERVICES — 10.1%
Alphabet, Inc. Class A*	2,123,830	$296,677,813
Alphabet, Inc. Class C*	1,439,265	202,835,616
Delivery Hero SE*,(a)	551,839	15,236,800
Just Eat Takeaway.com NV*,(a)	646,495	9,836,602
Meta Platforms, Inc. Class A*	728,050	257,700,578
Netflix, Inc.*	85,621	41,687,153

16

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

COMMON STOCKS — Continued	Number of Shares	Value
Prosus N.V.	2,882,508	$85,873,789
Uber Technologies, Inc.*	1,087,274	66,943,460
		$976,791,811
LEISURE FACILITIES & SERVICES — 1.1%
Entain PLC	1,533,842	$19,438,441
Marriott International, Inc. Class A	402,415	90,748,607
		$110,187,048
METALS & MINING — 1.5%
Glencore PLC	25,011,010	$150,512,401
OIL & GAS PRODUCERS — 1.6%
Gulfport Energy Corp.*	477,730	$63,633,636
Kinder Morgan, Inc.	5,262,897	92,837,503
		$156,471,139
OTHER COMMON STOCK — 0.3%
Other Common Stock(j)	—	$26,156,716
REIT — 1.1%
Douglas Emmett, Inc.	4,120,722	$59,750,469
Vornado Realty Trust	1,668,698	47,140,718
		$106,891,187
RETAIL — DISCRETIONARY — 1.2%
CarMax, Inc.*	1,521,148	$116,732,898
SEMICONDUCTORS — 5.4%
Analog Devices, Inc.	1,455,632	$289,030,290
Broadcom, Inc.	105,821	118,122,691
NXP Semiconductors NV	521,846	119,857,589
		$527,010,570
TECHNOLOGY HARDWARE — 2.2%
Dell Technologies, Inc. Class C	862,607	$65,989,435
NCR Atleos Corp.*	1,227,984	29,827,731
NCR Voyix Corp.*	1,983,005	33,532,615
Nintendo Co. Ltd.	1,626,680	84,898,852
		$214,248,633
TECHNOLOGY SERVICES — 1.0%
LG Corp.	1,430,916	$95,090,385

17

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

COMMON STOCKS — Continued	Number of Shares	Value
TRANSPORTATION EQUIPMENT — 0.8%
Westinghouse Air Brake Technologies Corp.	586,081	$74,373,679
TOTAL COMMON STOCKS (Cost $3,693,485,168)		$6,000,587,499
LIMITED PARTNERSHIPS — 3.1%
Footpath Ventures SPV IV LP(f)(k)	150,000	$11,591,084
FPS Group Ltd.(c)(e)(f)	2,073,734	240,622,105
FPS Shelby Holdco I LLC(c)(e)(f)	107,799	8,876,468
GACP II LP(f)(k)	958,312	8,536,179
Sound Holding FP(c)(e)(f)	1,146,250	23,393,851
U.S. Farming Realty Trust II LP(c)(e)(f)	120,000	2,992,419
TOTAL LIMITED PARTNERSHIPS (Cost $182,496,435)		$296,012,106
PREFERRED STOCKS — 0.0%
ENERGY — 0.0%
Gulfport Energy Corp., 10.000%, (e)	1,345	$1,114,828
INDUSTRIALS — 0.0%
McDermott International, Ltd., 8.000%, (c)(e)(f)	26,288	$2,987,331
TOTAL PREFERRED STOCKS (Cost $2,473,116)		$4,102,159
SPECIAL PURPOSE ACQUISITION COMPANIES — 0.0%
PowerUp Acquisition Corp.*	46,911	$506,639
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $469,573)		$506,639
WARRANTS (SPAC) — 0.0%
Alpha Partners Technology Merger Corp., Expiration Date: March 31, 2028*	13,439	$806
American Oncology Network, Inc., Expiration Date: March 31, 2028*	18,063	3,649
Atlantic Coastal Acquisition Corp., Expiration Date: December 31, 2027*	412,865	10,735
Atlantic Coastal Acquisition Corp. II, Expiration Date: June 2, 2028*	160,436	3,225
BigBear.ai Holdings, Inc., Expiration Date: December 31, 2028*	266,952	90,257
BurTech Acquisition Corp., Expiration Date: December 18, 2026*	1,007,550	90,680
Churchill Capital Corp. VII, Expiration Date: February 29, 2028*	123,284	16,039
DHC Acquisition Corp., Expiration Date: December 31, 2027*	173,528	2,620

18

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

WARRANTS (SPAC) — Continued	Number of Shares	Value
Disruptive Acquisition Corp. I A Shares, Expiration Date: March 6, 2026*,(e)	344,045	$8,670
ECARX Holdings, Inc., Expiration Date: December 21, 2027*	167,442	5,358
Electriq Power Holdings, Inc., Expiration Date: January 25, 2028*	414,327	414
Flame Acquisition Corp., Expiration Date: December 31, 2028*	516,072	996,019
Global Partner Acquisition Corp. II, Expiration Date: December 30, 2027*,(e)	64,614	—
Golden Arrow Merger Corp., Expiration Date: July 31, 2027*	344,044	44,760
Heliogen, Inc., Expiration Date: March 31, 2028*	98,835	1,156
Landcadia Holdings IV, Inc., Expiration Date: March 29, 2028*	310,750	12,461
MariaDB PLC, Expiration Date: December 16, 2027*	316,054	7,933
Metals Acquisition Ltd., Expiration Date: June 16, 2028*	179,967	307,744
NioCorp Developments Ltd., Expiration Date: March 17, 2028*	216,065	114,515
Northern Star Investment Corp. III, Expiration Date: February 24, 2028*	91,791	386
Northern Star Investment Corp. IV, Expiration Date: December 31, 2027*	70,911	85
Plum Acquisition Corp. I, Expiration Date: December 31, 2028*	193,976	25,217
Prenetics Global Ltd., Expiration Date: December 31, 2026*	10,692	68
Ross Acquisition Corp. II, Expiration Date: February 12, 2026*	77,074	4,316
Slam Corp., Expiration Date: December 31, 2027*	178,581	33,930
Swvl Holdings Corp., Expiration Date: March 31, 2027*	27,467	181
Twelve Seas Investment Co. II, Expiration Date: March 2, 2028*	330,005	9,900
TOTAL WARRANTS (SPAC) (Cost $1,968,112)		$1,791,124
SHORT-TERM INVESTMENTS — 28.3%	Principal Amount
COMMERCIAL PAPER — 16.4%
Coca-Cola Co., 5.33%, 2/2/2024	$85,000,000	$84,597,289
Coca-Cola Co., 5.33%, 3/1/2024	31,500,000	31,220,175
Coca-Cola Co., 5.30%, 3/26/2024	50,000,000	49,374,305
Johnson & Johnson Co., 5.38%, 4/3/2024	25,000,000	24,652,541
Kenvue, Inc., 5.32%, 1/12/2024	35,000,000	34,943,105
Microsoft Corp., 5.34%, 1/2/2024	40,000,000	39,994,067
Microsoft Corp., 5.34%, 1/3/2024	50,000,000	49,985,167
Microsoft Corp., 5.36%, 1/4/2024	50,000,000	49,977,667
Microsoft Corp., 5.32%, 1/9/2024	25,000,000	24,970,444
Microsoft Corp., 5.00%, 1/16/2024	107,000,000	106,761,996
Microsoft Corp., 5.35%, 1/17/2024	85,000,000	84,797,889
Microsoft Corp., 5.09%, 1/19/2024	32,000,000	31,914,560
Microsoft Corp., 5.34%, 1/22/2024	65,000,000	64,797,525

19

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

SHORT-TERM INVESTMENTS — Continued	Principal Amount	Value
Microsoft Corp., 5.30%, 1/23/2024	$72,000,000	$71,765,431
Microsoft Corp., 5.31%, 1/26/2024	36,000,000	35,867,250
Microsoft Corp., 5.31%, 1/29/2024	60,000,000	59,752,200
Microsoft Corp., 5.33%, 2/2/2024	88,000,000	87,583,076
Microsoft Corp., 5.33%, 2/8/2024	53,000,000	52,701,816
Microsoft Corp., 5.33%, 2/9/2024	61,000,000	60,647,776
Microsoft Corp., 5.31%, 2/13/2024	97,000,000	96,384,777
Microsoft Corp., 5.31%, 2/20/2024	60,000,000	59,557,500
Microsoft Corp., 5.31%, 2/21/2024	60,000,000	59,548,650
Microsoft Corp., 5.33%, 2/22/2024	28,000,000	27,784,431
Microsoft Corp., 5.13%, 2/27/2024	50,000,000	49,578,295
PepsiCo, Inc., 5.36%, 1/22/2024	50,000,000	49,843,667
Pfizer, Inc., 5.31%, 2/5/2024	112,000,000	111,421,800
Pfizer, Inc., 5.34%, 3/1/2024	43,000,000	42,617,300
Roche Holdings, Inc., 5.29%, 2/1/2024	25,000,000	24,886,118
Walt Disney Co., 5.53%, 1/25/2024	18,000,000	17,933,640
		$1,585,860,457
TREASURY BILLS — 11.9%
U.S. Treasury Bill, 4.30%, 1/9/2024(l)	$13,200,000	$13,184,454
U.S. Treasury Bill, 4.45%, 1/11/2024(l)	45,500,000	45,433,537
U.S. Treasury Bill, 5.00%, 2/1/2024(l)	32,000,000	31,856,025
U.S. Treasury Bill, 5.05%, 2/6/2024(l)	41,000,000	40,785,632
U.S. Treasury Bill, 5.10%, 2/13/2024(l)	24,500,000	24,346,853
U.S. Treasury Bill, 5.10%, 2/15/2024(l)	9,000,000	8,941,224
U.S. Treasury Bill, 5.14%, 3/5/2024(l)	21,000,000	20,809,175
U.S. Treasury Bill, 5.22%, 3/14/2024(l)	56,000,000	55,415,903
U.S. Treasury Bill, 5.03%, 5/16/2024(l)	300,000,000	294,231,540
U.S. Treasury Bill, 5.19%, 6/13/2024(l)	300,000,000	293,150,790
U.S. Treasury Bill, 5.34%, 9/5/2024(l)	100,000,000	96,727,190
U.S. Treasury Bill, 5.39%, 10/3/2024(l)	240,000,000	231,346,776
		$1,156,229,099
TOTAL SHORT-TERM INVESTMENTS (Cost $2,741,111,597)		$2,742,089,556
TOTAL INVESTMENTS — 99.6% (Cost $7,268,974,991)		$9,660,514,479
Other Assets in Excess of Liabilities — 0.4%		42,322,706
TOTAL NET ASSETS — 100.0%		$9,702,837,185

20

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*  Non-income producing security.

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $36,474,817, which represents 0.38% of Net Assets.

(b)  Variable or floating rate security.

(c)  Affiliated company.

(d)  Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest which may represent a weighted average interest rate. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(e)  Level 3 securities fair valued under procedures established by the Board of Trustees, represents 3.53% of Net Assets. The total value of these securities is $342,310,890.

(f)  Restricted securities. These restricted securities constituted 4.32% of total net assets at December 31, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(g)  As of December 31, 2023, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 9 of the Notes to Financial Statements for further information on these commitments and contingencies.

(h)  All or a portion of the loan is unfunded.

(i)  Perpetual security. Maturity date is not applicable.

(j)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(k)  Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(l)  Treasury bill discount rate.

See accompanying Notes to Financial Statements.
21

FPA CRESCENT FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

Total Return Swaps — Short

Receive	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Cresco Labs, Inc.	CDOR01M + 1.500%	Annual	Nomura Securities International, Inc.	6/30/24	CAD	2,286,461	$(583,848)	—	$(583,848)
Green Thumb Industries, Inc.	OBFR + 1.500%	Annual	Nomura Securities International, Inc.	6/30/24		$1,866,217	6,376,870	—	6,376,870
Trulieve Cannabis Corp.	CDOR01M + 1.500%	Annual	Nomura Securities International, Inc.	6/30/24	CAD	651,889	360,285	—	360,285
Verano Holdings Corp.	CDOR01M + 1.500%	Annual	Nomura Securities International, Inc.	6/30/24	CAD	1,619,914	2,184,684	—	2,184,684
							$8,337,991	—	$8,337,991

See accompanying Notes to Financial Statements.
22

FPA CRESCENT FUND
SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
U.S. Treasury Notes & Bonds	2.9%
Convertible Bonds	1.8%
Corporate Bank Debt	1.0%
Corporate Bonds	0.4%
Commercial Mortgage-Backed Securities	0.1%
Total Bonds & Debentures	6.2%
Closed-End Funds	0.1%
Common Stocks
Internet Media & Services	10.1%
Semiconductors	5.4%
Cable & Satellite	4.8%
Banking	4.1%
Construction Materials	3.4%
Beverages	3.3%
Electrical Equipment	2.7%
Technology Hardware	2.2%
Aerospace & Defense	2.2%
Chemicals	2.2%
Insurance	2.0%
Institutional Financial Svcs	2.0%
E-Commerce Discretionary	1.9%
Oil & Gas Producers	1.6%
Metals & Mining	1.5%
Asset Management	1.5%
Industrial Support Services	1.4%
Retail — Discretionary	1.2%
Leisure Facilities & Services	1.1%
REIT	1.1%
Electric Utilities	1.0%
Technology Services	1.0%
Apparel & Textile Products	0.9%
Engineering & Construction	0.8%
Transportation Equipment	0.8%
Health Care Facilities & Svcs	0.7%
Entertainment Content	0.5%
Other Common Stock	0.3%
Food	0.2%
Biotech & Pharma	0.0%
Total Common Stocks	61.9%

23

FPA CRESCENT FUND
SUMMARY OF INVESTMENTS (Continued)

As of December 31, 2023

Security Type/Industry	Percent of Total Net Assets
Preferred Stocks
Industrials	0.0%
Energy	0.0%
Total Preferred Stocks	0.0%
Limited Partnerships	3.1%
Special Purpose Acquisition Companies	0.0%
Warrants (SPAC)	0.0%
Short-Term Investments	28.3%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.
24

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2023

ASSETS
Investments, at value (cost $6,928,311,613)	$9,319,675,134
Investments in affiliates, at value (cost $340,663,378)	340,839,345
Foreign currency, at value (cost $18,065)	18,725
Cash	517,398
Deposits held at broker	15,315,260
Receivables:
Unrealized appreciation on open swap contracts	8,921,839
Investment securities sold	31,591,650
Fund shares sold	4,489,265
Dividends and interest	15,235,141
Reclaims receivable	10,101,714
Prepaid expenses	16,002
Total assets	9,746,721,473
LIABILITIES
Payables:
Investment securities purchased	29,758,421
Fund shares redeemed	4,483,211
Unrealized depreciation on open swap contracts	583,848
Advisory fees	7,372,425
Sub-transfer agent fees	655,757
Fund services fees	288,716
Administrative service fees	438,580
Shareholder reporting fees	102,848
Legal fees	40,618
Auditing fees	34,667
Chief Compliance Officer fees	21,158
Trustees' fees and expenses	7,208
Accrued other expenses	96,831
Total liabilities	43,884,288
Commitments and contingencies (Note 9)
NET ASSETS	$9,702,837,185
COMPONENTS OF NET ASSETS
Capital Stock (no par value with an unlimited number of shares authorized)	$7,022,306,360
Total distributable earnings (accumulated deficit)	2,680,530,825
NET ASSETS	$9,702,837,185

See accompanying Notes to Financial Statements.
25

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

As of December 31, 2023

MAXIMUM OFFERING PRICE PER SHARE
Institutional Class Shares:
Net assets applicable to shares outstanding	$7,009,178,293
Shares of beneficial interest issued and outstanding	181,430,672
Redemption price per share	$38.63
Supra Institutional Class Shares:
Net assets applicable to shares outstanding	$2,693,658,891
Shares of beneficial interest issued and outstanding	69,687,516
Redemption price per share	$38.65

See accompanying Notes to Financial Statements.
26

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

INVESTMENT INCOME
Interest	$150,821,360
Dividends (net of foreign withholding taxes of $5,443,114)	119,907,880
Dividends from affiliated issuers	3,652,266
Interest from affiliated issuers	(1,416,600)
Total investment income	272,964,906
EXPENSES
Advisory fees	85,304,615
Sub-transfer agent fees — Institutional Class	3,587,169
Sub-transfer agent fees — Supra Institutional Class	1,338,710
Fund services fees	1,515,187
Administrative service fees — Institutional Class	4,700,013
Administrative service fees — Supra Institutional Class	245,700
Redemption liquidity service	397,328
Shareholder reporting fees	368,049
Trustees' fees and expenses	245,874
Registration fees	130,536
Insurance fees	123,737
Chief Compliance Officer fees	90,679
Miscellaneous	76,144
Auditing fees	51,527
Legal fees	38,397
Total expenses	98,213,665
Advisory fees waived	(3,015,185)
Net expenses	95,198,480
Net investment income (loss)	177,766,426
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	414,202,382
Investments in affiliated issuers	40,239,460
In-kind redemptions	178,922,969
Purchased options contracts	(5,062,475)
Swap contracts	(8,636,803)
Forward foreign currency contracts	(395,784)
Foreign currency transactions	(3,325,401)
Total realized gain (loss)	615,944,348

See accompanying Notes to Financial Statements.
27

FPA CRESCENT FUND

STATEMENT OF OPERATIONS (Continued)

For the Year Ended December 31, 2023

Net change in unrealized appreciation (depreciation) on:
Investments	$915,080,864
Investments in affiliated issuers	(29,690,271)
Purchased options contracts	(3,571,346)
Swap contracts	10,885,415
Forward foreign currency contracts	842,716
Foreign currency translations	(137,224)
Net change in unrealized appreciation (depreciation)	893,410,154
Net realized and unrealized gain (loss)	1,509,354,502
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,687,120,928

See accompanying Notes to Financial Statements.
28

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$177,766,426	$49,105,923
Total realized gain (loss) on investments, Investments in affiliated issuers — realized, purchased options contracts, Swap contracts — realized, Forward foreign currency contracts — realized and foreign currency transactions	615,944,348	224,188,988
Net change in unrealized appreciation (depreciation) on investments, Investments in affiliated issuers — unrealized, purchased options contracts, Swap contracts — unrealized, Forward foreign currency contracts — unrealized and foreign currency translations	893,410,154	(1,226,357,422)
Net increase (decrease) in net assets resulting from operations	1,687,120,928	(953,062,511)
Distributions to Shareholders:
Distributions:
Institutional Class	(258,315,563)	(51,675,513)
Supra Institutional Class	(97,960,009)	(18,847,772)
Total distributions to shareholders	(356,275,572)	(70,523,285)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class	775,927,534	729,834,442
Supra Institutional Class	574,819,089	1,126,908,238
Reinvestment of distributions:
Institutional Class	218,121,504	43,874,680
Supra Institutional Class	88,452,433	17,338,964
Cost of shares redeemed:(1)
Institutional Class	(1,260,797,159)	(2,060,411,818)
Supra Institutional Class	(585,048,552)	(558,397,723)
Net increase (decrease) in net assets from capital transactions	(188,525,151)	(700,853,217)
Total increase (decrease) in net assets	1,142,320,205	(1,724,439,013)

See accompanying Notes to Financial Statements.
29

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
NET ASSETS
Beginning of period	$8,560,516,980	$10,284,955,993
End of period	$9,702,837,185	$8,560,516,980
CAPITAL SHARE TRANSACTIONS
Shares sold:
Institutional Class	21,181,241	21,214,001
Supra Institutional Class	15,702,900	32,591,934
Shares reinvested:
Institutional Class	5,730,291	1,362,515
Supra Institutional Class	2,322,849	538,642
Shares redeemed:
Institutional Class	(34,480,860)	(60,395,215)
Supra Institutional Class	(16,077,091)	(16,479,547)
Net increase (decrease) in capital share transactions	(5,620,670)	(21,167,670)

(1)  Net of redemption fees of $0 and $68,094 for the year ended December 31, 2023 and year ended December 31, 2022, respectively, see Note 4 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
30

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022(1)		2021(1)		2020(1)		2019(1)
Institutional Class
Net asset value, beginning of period	$33.34	$37.01		$35.97		$33.83		$29.53
Income from Investment Operations:
Net investment income (loss)(2)	0.70	0.17		—	(3)	0.18		0.62
Net realized and unrealized gain (loss)	6.03	(3.58)		5.34		3.69		5.25
Total from investment operations	6.73	(3.41)		5.34		3.87		5.87
Less Distributions:
From net investment income	(0.05)	(0.02)		(0.29)		(0.11)		(0.80)
From net realized gain	(1.39)	(0.24)		(4.01)		(1.62)		(0.77)
Total distributions	(1.44)	(0.26)		(4.30)		(1.73)		(1.57)
Redemption fee proceeds(3)	—	—		—		—		—
Net asset value, end of period	$38.63	$33.34		$37.01		$35.97		$33.83
Total return(4)	20.27%	(9.20)%		15.17%		12.11%		20.02%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,009,178	$6,301,530		$8,394,402		$8,903,455		$14,009,883
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.08%	1.09	%(5)	1.17	%(6)	1.15	%(6)	1.23	%(6)
After fees waived and expenses absorbed	1.05%	1.06	%(5)	1.14	%(6)	1.13	%(6)	1.23	%(6)
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.89%	0.46%		(0.03)%		0.54%		1.90%
After fees waived and expenses absorbed	1.92%	0.50%		0.01%		0.56%		1.90%
Portfolio turnover rate	14%	20%		20%		29%		23%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  Based on average shares outstanding for the period.

(3)  Amount represents less than $0.01 per share.

(4)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(5)  For the year ended December 31, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(6)  For the years ended December 31, 2021, December 31, 2020 and December 31, 2019, the expense ratio includes short sale dividend expense equal to 0.09%, 0.07% and 0.16% of average net assets, respectively.

See accompanying Notes to Financial Statements.
31

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,					For the Period Ended December 31,
	2023	2022(1)		2021(1)		2020(1)(2)
Supra Institutional Class
Net asset value, beginning of period	$33.35	$37.01		$35.98		$31.96
Income from Investment Operations:
Net investment income (loss)(3)	0.72	0.22		0.02		0.01
Net realized and unrealized gain (loss)	6.03	(3.61)		5.33		4.81
Total from investment operations	6.75	(3.39)		5.35		4.82
Less Distributions:
From net investment income	(0.06)	(0.03)		(0.31)		—
From net realized gain	(1.39)	(0.24)		(4.01)		(0.80)
Total distributions	(1.45)	(0.27)		(4.32)		(0.80)
Redemption fee proceeds(4)	—	—		—		—
Net asset value, end of period	$38.65	$33.35		$37.01		$35.98
Total return(5)	20.33%	(9.14)%		15.24%		15.08%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,693,659	$2,258,987		$1,890,554		$1,179,180
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.02%	1.03	%(6)	1.12	%(7)	1.14	%(7)(8)
After fees waived and expenses absorbed	0.99%	1.00	%(6)	1.09	%(7)	1.11	%(7)(8)
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.95%	0.61%		0.02%		0.07	%(8)
After fees waived and expenses absorbed	1.98%	0.64%		0.06%		0.10	%(8)
Portfolio turnover rate	14%	20%		20%		29%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  The Supra Institutional Class commenced operations on September 4, 2020. The data shown reflects operations for the period September 4, 2020 to December 31, 2020.

(3)  Based on average shares outstanding for the period.

(4)  Amount represents less than $0.01 per share.

(5)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(6)  For the year ended December 31, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(7)  For the years ended December 31, 2021 and December 31, 2020, the expense ratio includes short sale dividend expense equal to 0.10% and 0.13% of average net assets, respectively.

(8)  Annualized.

See accompanying Notes to Financial Statements.
32

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

NOTE 1 — Organization

FPA Crescent Fund (the "Fund"), is a diversified series of FPA Funds Trust (the "Trust") which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Effective January 10, 2024, the name of the Trust has been changed to Investment Managers Series Trust III. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. First Pacific Advisors, LP (the "Adviser"), has served as the Fund's investment adviser since March 1, 1996.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

NOTE 2 — Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

33

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(b)  Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares relative net assets. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c)  Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally

34

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d)  Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations ("CDOs") include Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e)  Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(f)  Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial

35

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

(g)  Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. There were no Private Investment in Public Equity ("PIPE") share purchase commitments for the SPACs the Fund invested in as of December 31, 2023.

(h)  Repurchase Agreements

Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government

36

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements as of December 31, 2023.

(i)  Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

(j)  Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program ("LRMP") that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund's written LRMP.

37

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(k)  Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(l)  Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2023, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m)  Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

NOTE 3 — Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.93% plus class-specific administrative service fee of 0.07% and 0.01% of the Fund's average daily net assets for the Institutional Class and Supra Institutional Class, respectively.

The Adviser has contractually agreed to reimburse operating expenses in excess of 0.05% of the average daily net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses

38

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expense, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2024. The Adviser has also contractually agreed to reimburse the Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Fund through April 30, 2024. These agreements may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement. For the year ended December 31, 2023, the Adviser waived a portion of its advisory fees totaling $3,015,185.

UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian. The Fund's allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period from July 29, 2023 through December 31, 2023, were $2,791,166. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, State Street Bank and Trust Company served as the Predecessor Fund's fund accountant, administrator and custodian. The Fund's allocated fees incurred for fund accounting, fund administration and custody services for the period from January 1, 2023 through July 28, 2023, were $611,065. The inclusion of such fees are reported on the Statement of Operations.

UMB Distribution Services, LLC ("UMB Distribution Services"), a wholly owned subsidiary of UMBFS, serves as the Fund's distributor (the "Distributor"). The Distributor does not receive compensation from the Fund for its distribution services. The Adviser paid the fees for the Fund's distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund's Adviser or co-administrators. For the period from July 29, 2023 through December 31, 2023, the Fund's allocated fees incurred to Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (collectively, the "Independent Trustees") were $113,359. The inclusion of such fees are reported on the Statement of Operations.

On December 26, 2023, the Fund's Board of Trustees approved to adopt a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee's deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations. For the year ended December 31, 2023, no Trustee fees were deferred.

Prior to July 29, 2023, the Predecessor Fund's allocated fees incurred for Independent Trustees services for the period January 1, 2023 through July 28, 2023, were $132,515. The inclusion of such fees are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Trust. The Fund's allocated fees incurred for CCO services for the period from July 29, 2023 through December 31, 2023, were $32,705. The inclusion of such fees are reported on the Statement of Operations.

39

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to July 29, 2023, Ms. Karen Richards served as the Predecessor Fund's CCO. The Predecessor Fund's allocated fees incurred for CCO services for the period from January 1, 2023 through July 28, 2023, was $57,974. The inclusion of such fees are reported on the Statement of Operations.

NOTE 4 — Redemption Fees and Redemption Liquidity Service Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the years ended December 31, 2023 and December 31, 2022, the Fund collected $0 and $68,094 in redemption fees, respectively. The impact of these fees is less than $0.01 per share. Subsequent to December 31, 2021, the Board unanimously approved the elimination of the Fund's 2% redemption fee effective February 18, 2022.

The Fund may participate in the ReFlow Fund, LLC ("ReFlow") liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Fund to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow's discretion. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily "Dutch auction" among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds' liquidity needs on a particular day. During the year ended December 31, 2023 the fees associated with ReFlow are disclosed in the Statement of Operations within redemption liquidity service fees.

NOTE 5 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 6 — Federal Income Taxes

At December 31, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$7,325,104,742
Gross unrealized appreciation	$2,732,475,044
Gross unrealized depreciation	(397,065,307)
Net unrealized appreciation/(depreciation)	$2,335,409,737

40

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax have been reclassified to paid-in capital and total distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total accumulated earnings/(deficit)
$192,448,239	$(192,448,239)

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$163,077,503
Undistributed long-term capital gains	172,382,542
Tax accumulated earnings	335,460,045
Accumulated capital and other losses	9,608,521
Net Unrealized appreciation/(depreciation) on investments	2,335,409,737
Foreign currency translations	52,522
Total accumulated earnings/(deficit)	$2,680,530,825

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022, were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$12,500,929	$8,111,965
Net long-term capital gains	343,774,643	62,411,321
Total distributions paid	$356,275,572	$70,523,286

As of December 31, 2023, the Fund did not have any non-expiring capital loss carryforwards

During the tax year ended December 31, 2023, the Fund utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

NOTE 7 — Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $947,585,684 and $1,858,044,938, respectively.

41

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 9 — Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of December 31, 2023, the total unfunded amount was less than one percent of the Fund's net assets.

As of December 31, 2023, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)	Unfunded Commitment
Lealand Finance Company B.V. Senior Exit LC	$19,148,815	$(8,537,426)	$(9,868,366)	$(1,330,940)	$293,959

NOTE 10 — Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•  Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

42

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund's assets carried at fair value:

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Commercial Mortgage-Backed Securities
Agency	$—	$11,401,415	$—	$—	$11,401,415
Convertible Bonds	—	176,646,394	—	—	176,646,394
Corporate Bank Debt	—	52,699,390	42,420,738	—	95,120,128
Corporate Bonds
Energy	—	641,753	—	—	641,753
Financials	—	35,154,284	—	—	35,154,284
U.S. Treasury Notes & Bonds	—	285,379,522	—	—	285,379,522
Closed-End Funds	—	—	11,081,900	—	11,081,900
Common Stocks
Aerospace & Defense	212,139,933	—	—	—	212,139,933
Apparel & Textile Products	83,461,516	—	—	—	83,461,516
Asset Management	147,165,211	—	—	—	147,165,211
Banking	401,156,625	—	—	—	401,156,625
Beverages	319,083,748	—	—	—	319,083,748
Biotech & Pharma	2,080			—	2,080
Cable & Satellite	463,697,041	—	—	—	463,697,041
Chemicals	210,230,184	—	—	—	210,230,184
Construction Materials	326,002,412	—	—	—	326,002,412
E-Commerce Discretionary	182,618,727	—	—	—	182,618,727
Electric Utilities	95,166,765	—	—	—	95,166,765
Electrical Equipment	262,708,024	—	—	—	262,708,024
Engineering & Construction	5,092,684	69,671,501	—	—	74,764,185
Entertainment Content	44,560,907	—	8,812,580	—	53,373,487
Food	24,846,714	—	—	—	24,846,714
Health Care Facilities & Svcs	66,214,319	—	—	—	66,214,319
Industrial Support Services	134,974,465	—	—	—	134,974,465
Institutional Financial Svcs	189,829,329	—	—	—	189,829,329
Insurance	198,686,267	—	—	—	198,686,267

43

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Internet Media & Services	$976,791,811	$—	$—	$—	$976,791,811
Leisure Facilities & Services	110,187,048	—	—	—	110,187,048
Metals & Mining	150,512,401	—	—	—	150,512,401
Oil & Gas Producers	156,471,139	—	—	—	156,471,139
Other Common Stock	—	26,156,716	—	—	26,156,716
REIT	106,891,187	—	—	—	106,891,187
Retail — Discretionary	116,732,898	—	—	—	116,732,898
Semiconductors	527,010,570	—	—	—	527,010,570
Technology Hardware	214,248,633	—	—	—	214,248,633
Technology Services	—	95,090,385	—	—	95,090,385
Transportation Equipment	74,373,679	—	—	—	74,373,679
Limited Partnerships	—	—	275,884,843	20,127,263	296,012,106
Preferred Stocks
Energy	—	—	1,114,828	—	1,114,828
Industrials	—	—	2,987,331	—	2,987,331
Special Purpose Acquisition Companies	506,639	—	—	—	506,639
Warrants (SPAC)	1,782,454	—	8,670	—	1,791,124
Short-Term Investments	—	2,742,089,556	—	—	2,742,089,556
	$5,803,145,410	$3,494,930,916	$342,310,890	$20,127,263	$9,660,514,479
Total Return Swaps	$—	$8,337,991	$—	$—	$8,337,991

*  Investments valued using net asset value per share (or its equivalent) as a practical expedient are excluded from the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Investments	Beginning Balance December 31, 2022	Transfers Into/(Out) of Level 3 During the Period	Total Realized Gain/(Loss)	Total Change in Unrealized Appreciation/ (Depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net Purchases	Net Sales	Ending Value at December 31, 2023
Corporate Bank Debt	$18,167,706	$(8,929,350)	$1,319,842	$(5,615,891)	$(294,032)	$78,704,826	$(40,932,363)	$42,420,738
Closed-End Funds	17,597,866	—	—	(6,515,966)	—	—	—	11,081,900
Common Stocks	9,740,220	—	—	(927,640)	—	—	—	8,812,580
Limited Partnerships	363,640,143	(20,127,263)	97,865	(8,253,595)	(60,746,442)	—	1,274,135	275,884,843

44

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Beginning Balance December 31, 2022	Transfers Into/(Out) of Level 3 During the Period	Total Realized Gain/(Loss)	Total Change in Unrealized Appreciation/ (Depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net Purchases	Net Sales	Ending Value at December 31, 2023
Preferred Stocks	$14,226,880	$—	$(853)	$(11,325,313)	$—	$1,201,538	$(93)	$4,102,159
Special Purpose Acquisition Companies	10,321,320	—	198,192	(4,622)	—	—	(10,514,890)	—
Warrants (SPAC)	—	10,395,473	222,257	(81,119)	—	—	(10,527,941)	8,670
Purchased Options	8,633,821	—	(5,062,475)	(3,571,346)	—	—	—	—
	$442,327,956	$(18,661,140)	$(3,225,172)	$(36,295,492)	$(61,040,474)	$79,906,364	$(60,701,152)	$342,310,890

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $8,929,350 out of Level 2 into Level 3. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced. Transfers into Level 3 were due to change in valuation technique from vendor priced to a pricing model based on last executed trade.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023.

Asset Class	Fair Value December 31, 2023	Valuation Methodologies	Unobservable Input	Valuation Weighted Average of Input	Input Range/Value		Impact to Valuation from an Increase in Input (1)
Corporate Bank Debt	$42,420,738	Pricing Model (2)	Quotes/Prices	$50-$98	$92.92		Increase
Preferred Stock	$4,102,159	Pricing Model (2)	Quotes/Prices	$113.64-$828.87	$308.02		Increase
Common Stocks-Long	$8,812,580	Most Recent Capitalization (Funding) (3)	Revenue Multiple	$266.00	2	x	Increase
	$—	Pricing Model (4)	Corporate Action	$0.00	$0.00		Increase
	$8,670	Pricing Model (5)	Last Vendor Price	$0.03	$0.03		Increase
Closed End Funds	$11,081,900	Pricing Model (6)	Last Reported Trade	$2.33	$2.33		Increase
Limited Partnerships	$272,892,424	Market Approach (7)	Shipping Broker Valuations	10%-69%	21%		Decrease
	$2,992,419	Discounted NAV (8)	Market Discount	20%	20%		Decrease

(1)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(2)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(3)  The fair value of the investment is based on capital funding terms and discounted on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(4)  The Pricing Model technique for Level 3 securities involves the issuance of non-tradable rights with no set exercise date.

(5)  The Pricing Model technique for Level 3 securities involves the last provided vendor price of the security.

(6)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(7)  The Discounted Cash Flow valuation technique involves estimating the value of an asset based on discounting a future stream of estimated cash flows using a discount rate determined by the Advisor.

(8)  The NAV provided by the general partner has been discounted for the possible impact from various exit strategies under consideration by the general partner.

45

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effects on the Fund's financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2023 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Equity contracts	Unrealized appreciation on open swap contracts	$8,921,839	Unrealized depreciation on open swap contracts	$583,848

The effects of derivative instruments on the Statements of Operations for the year ended December 31, 2023, are as follows:

	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased option contracts	—	$(5,062,475)	—	$(5,062,475)
Swap contracts	$(8,636,803)	—	—	(8,636,803)
Forward contracts	—	—	$(395,784)	(395,784)
	$(8,636,803)	$(5,062,475)	$(395,784)	$(14,095,062)
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased option contracts	—	$(3,571,346)	—	$(3,571,346)
Swap contracts	$10,885,415	—	—	10,885,415
Forward contracts	—	—	$842,716	842,716
	$10,885,415	$(3,571,346)	$842,716	$8,156,785

46

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The notional amount is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of December 31, 2023 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Swap contracts	Notional amount	$26,952,842
Interest rate contracts	Purchased option contracts	Notional amount	—
Foreign exchange contracts	Forward contracts	Notional amount	—

NOTE 12 — Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments' payables and/or receivables against each other and/or with collateral, which is generally held by the Fund's custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Crescent Fund's Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statements of Assets and Liabilities
Description	Counterparty	Gross Amounts Recognized in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Unrealized appreciation on open swap contracts	Nomura	$8,337,991	—	—	$8,337,991

NOTE 13 — Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund's Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of

47

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Security Description	Shares Held as of December 31, 2022	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales
CB&I STS Delaware LLC 12.853% (3-Month Term SOFR+750 basis points), 12/31/2026(a)(d)(b)(c)	—	—	$38,703,999	—
FPS Group Ltd.,(b)(c)	$2,073,734	$248,852,380	—	—
FPS Shelby Holdco I LLC,(b)(c)	107,799	8,876,468	—	—
McDermott International, Ltd.*,(c)	46,782,462	14,970,388	2,450,729	—
McDermott International, Ltd., 8.000%,(b)(c)	22,591	13,554,380	1,201,538	—
Lealand Finance Company B.V. Senior Exit LC 8.355%, 6/30/2024(a)(d)(b)(c)(d)(e)	19,843,000	(8,929,350)	—	$(931,537)
McDermott LC 9.656%, 12/31/2025(a)(d)(b)(c)(d)	28,718,370	18,167,706	32,735,472	(40,000,827)
McDermott Tanks Escrow LC 10.406%, 12/31/2026(a)(d)(b)(c)	—	—	7,265,350	—
McDermott Technology Americas, Inc., 9.463% (1-Month Term SOFR+400 basis points), 6/30/2025(a)(d)(c)	34,189,810	18,120,599	1,053,172	—
McDermott Technology Americas, Inc., 8.463% (1-Month Term SOFR+300 basis points), 6/30/2024(a)(d)(c)	1,074,221	644,533	—	—
Sound Holding FP,(b)(c)	1,146,250	66,907,723	—	(37,875,668)
U.S. Farming Realty Trust II LP,(b)(c)	120,000	12,524,877	—	(946,083)
U.S. Farming Realty Trust LP	350,000	3,639,826	—	(97,865)
	$134,428,237	$397,329,530	$83,410,260	$(79,851,980)

Net Realized Gain (Loss) on Sales Affiliated Investment	Accretion of Discount (Amortization of Premium) and Return of Capital	Change in Unrealized Appreciation (Depreciation)	Transfer In (Out)	Ending Value as of December 31, 2023	Shares as of December 31, 2023	Income From Affiliated Investments
—	—	$(774,080)	—	$37,929,919	38,703,999	$1,585,089
—	$(34,948,063)	26,717,788	—	240,622,105	2,073,734	—
—	1,372,000	(1,372,000)	—	8,876,468	107,799	—
—	—	(12,328,433)	—	5,092,684	56,585,375	2,450,728

48

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Net Realized Gain (Loss) on Sales Affiliated Investment	Accretion of Discount (Amortization of Premium) and Return of Capital	Change in Unrealized Appreciation (Depreciation)	Transfer In (Out)	Ending Value as of December 31, 2023	Shares as of December 31, 2023	Income From Affiliated Investments
—	—	$(11,768,587)	—	$2,987,331	26,288	$1,201,538
$1,319,844	$(294,028)	(1,033,295)	—	(9,868,366)	19,148,815	565,753
—	—	(175,863)	—	10,726,488	21,452,975	3,807,851
—	—	(3,632,653)	—	3,632,697	7,265,394	205,832
—	(10,743,424)	5,314,416	—	13,744,763	35,242,982	(7,641,550)
—	91	64,362	—	708,986	1,074,221	60,425
37,875,668	(16,752,397)	(26,761,475)	—	23,393,851	1,146,250	—
946,083	(9,231,833)	(300,625)	—	2,992,419	120,000	—
97,865	—	(3,639,826)	—	—	—	—
$40,239,460	$(70,597,654)	$(29,690,271)	—	$340,839,345	182,947,832	$2,235,666

(a)  Variable or floating rate security.

(b)  Level 3 securities fair valued under procedures established by the Board of Trustees, represents 3.53% of Net Assets. The total value of these securities is $342,310,890.

(c)  Restricted securities. These restricted securities constituted 4.32% of total net assets at December 31, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(d)  As of December 31, 2023, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied.

(e)  All or a portion of the loan is unfunded.

NOTE 14 — Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund's investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

49

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2023, the Fund invested in the following restricted securities:

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Altegrity, Inc.	09/01/2021	—	$11,081,899	0.11%
CB&I STS Delaware LLC, 12.853% (3-Month Term SOFR+750basis points), 12/31/2026	09/05/2023	$38,703,999	37,929,919	0.39%
Cornerstone OnDemand, Inc., 9.400% (3-Month Term SOFR+375basis points), 10/15/2028	12/7/2022	2,261,641	2,456,193	0.03%
Epic Games, Inc.	06/25/2020	19,049,750	8,812,580	0.09%
Farfetch U.S. Holdings, Inc., 11.666% (3-Month Term SOFR+625basis points), 10/20/2027	09/28/2022	32,705,451	33,277,870	0.34%
Footpath Ventures SPV IV LP	09/24/2021	15,562,050	11,591,084	0.12%
FPS Group Ltd.	10/17/2018	153,900,450	240,622,105	2.48%
FPA Shelby Holdco I LLC	02/04/2020	13,033,934	8,876,468	0.09%
GACP II LP	01/12/2018	—	8,536,179	0.09%
Lealand Finance Company B.V. Senior Exit LC, 8.355%, 06/30/2024	11/12/2019	(8,537,426)	(9,868,366)	-0.10%
McDermott International Ltd., 8.000%	12/31/2020	1,201,538	2,987,331	0.03%
McDermott International, Ltd.	07/01/2020	55,498,910	5,092,684	0.05%
McDermott LC, 9.656%, 12/31/2025	12/31/2020	28,512,290	10,726,488	0.11%
McDermott Tanks Escrow LC, 10.406%, 12/31/2026	12/31/2020	7,265,350	3,632,697	0.04%
McDermott Technology Americas, Inc., 8.463% (1-Month Term SOFR+300basis points), 06/30/2024	07/01/2020	50,010,140	13,744,763	0.14%
McDermott Technology Americas, Inc., 9.463% (1-Month Term SOFR+400basis points), 06/30/2025	07/01/2020	1,074,192	708,986	0.01%
Pershing Square Tontine Holdings Ltd.	07/26/2022	—	—	0.00%
Sound Holding FP	10/07/2023	—	23,393,851	0.24%
U.S. Farming Realty Trust II LP	12/24/2012	—	2,992,419	0.03%
Vision Solutions, Inc., 9.640% (3-Month Term SOFR+400basis points), 05/28/2028	12/07/2022	2,156,028	2,511,579	0.03%
		$412,398,297	$419,106,729	4.32%

50

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 15 — Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia's large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as "Chinese Military-Industrial Complex Companies." The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund's investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 16 — New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the "SEC") adopted rule and form amendments to require mutual funds and exchange-traded funds ("ETFs") to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

NOTE 17 — Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

51

FPA CRESCENT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND
THE SHAREHOLDERS OF THE FPA CRESCENT FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Crescent Fund (the "Fund"), a series of Investment Managers Series Trust III, including the schedule of investments, as of December 31, 2023, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended December 31, 2022, and the financial highlights for each of the four years in the period ended December 31, 2022, were audited by other auditors, whose report dated March 1, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

52

FPA CRESCENT FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on August 14, 2023, the Board of Trustees (the "Board") of Investment Managers Series Trust III (the "Trust"), including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), reviewed and unanimously approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Trust and First Pacific Advisors, LP (the "Advisor") with respect to the FPA Crescent Fund series of the Trust (the "Fund") for an additional one-year period from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background. In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust's co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor's compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor's overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index, the MSCI All Country World Index, a blended index consisting of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index (the "60/40 Blended Index"), and a group of comparable funds (the "Peer Group") selected by Broadridge Financial Solutions, Inc. ("Broadridge") from Morningstar, Inc.'s Moderately Aggressive Allocation category (the "Fund Universe") for the one-, three-, five-, and ten-year periods ended May 31, 2023; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Advisory Agreement, the Independent Trustees met separately in an executive session prior to the meeting with the Board to consider the Advisory Agreement, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Advisory Agreement, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services. The Board and the Independent Trustees considered information provided by the Advisor in response to their requests, as well as information provided throughout the year regarding: the Advisor and its staffing in connection with the Fund, including the Fund's portfolio managers and the number and quality of analysts the Advisor has hired who are under the direct supervision of the Fund's portfolio managers; the scope of services supervised and provided by the Advisor; and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Steven Romick, who has managed the Fund since its inception in 1993, Mark Landecker, who joined the Advisor in 2009 and has served as portfolio manager since 2013, and Brian A. Selmo, who joined the Advisor in 2008 and has served as portfolio manager since 2013. The Board concluded that the nature, extent, and quality of services provided by the Advisor have benefited and should continue to benefit the Fund and its shareholders.

53

FPA CRESCENT FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Continued) (Unaudited)

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. The Board also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to its comparative indices, the Peer Group and the Fund Universe. The Board and the Independent Trustees considered the Advisor's representation that the Fund's investment strategy is significantly different from those of other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Advisor. The Board and the Independent Trustees also considered the Advisor's representation that no other Morningstar, Inc. category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund. The Board and the Independent Trustees noted the Fund's long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees noted that for the one-year period, the Fund's total return outperformed the Peer Group median return, the Fund Universe median return, the S&P 500 Index return, the MSCI All Country World Index return, and the 60/40 Blended Index return. The Board observed that for the three- and five-year periods, the Fund's annualized total returns outperformed the Peer Group and Fund Universe median returns, the MSCI All Country World Index returns, and the 60/40 Blended Index returns, but underperformed the S&P 500 Index return by 0.52% and 3.97%, respectively, for those periods. The Board also observed that for the ten-year period, the Fund's annualized total return outperformed the Peer Group median return and the 60/40 Blended Index return, but underperformed the Fund Universe median return, the MSCI All Country World Index return, and the S&P 500 Index return by 0.36%, 0.97%, and 5.14%, respectively. The Board concluded that the Advisor's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fee and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Advisor regarding the Fund's advisory fee and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the Peer Group and Fund Universe. The Board observed that the Fund's annual investment advisory fee was higher than the Peer Group and Fund Universe medians by 0.2095% and 0.3550%, respectively. The Board also noted that the Fund's net expense ratio was higher than the Peer Group and Fund Universe medians by 0.24% and 0.28%, respectively. The Board and the Independent Trustees noted that the Fund's current advisory fee rate and total expense ratio each ranked towards the higher end of those of the Peer Group. They considered the Advisor's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Advisor's representation that most of the funds in the Peer Group are higher capacity allocation or balanced funds, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees considered the fees charged by the Advisor for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Advisor's discussion of the differences between the services provided by the Advisor to the Fund and those provided by the Advisor to the sub-advised funds, institutional accounts, and hedge funds. The Board also noted that the Fund's advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Advisor. The Board and the Independent Trustees concluded that the continued payment of the advisory fee by the Fund to the Advisor was fair and reasonable and should continue to benefit the Fund and its shareholders.

Advisor Profitability and Costs. The Board and the Independent Trustees considered information provided by the Advisor regarding the Advisor's costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship to the Fund. They reviewed and considered the Advisor's

54

FPA CRESCENT FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Continued) (Unaudited)

representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor's largest operating cost, overhead, and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Advisor the general process through which individuals' compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Board and the Independent Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board observed that the Advisor reimbursed certain of the Fund's operating expenses and concluded that the Advisor's level of profitability from its relationship with the Fund did not indicate that the Advisor's compensation was unreasonable or excessive.

Economies of Scale. The Board and the Independent Trustees considered, and discussed with the Advisor, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Independent Trustees noted that the Fund experienced significant increases in its net assets several years ago, in recent years asset levels have declined. They also considered the Advisor's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Advisor's substantial investments in additional professional resources and staffing. The Board and the Independent Trustees considered both quantitative and qualitative information regarding the Advisor's representation that it has also made significant investments in: (1) maintaining a portfolio management team of three and a team of analysts, traders, and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting, and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Advisor's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered the Advisor's willingness to close funds to new investors when it believed that a fund had limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor's representation that it believes that breakpoints for the Fund are not warranted at this time given the ongoing additional investments the Advisor is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Advisor. The Board and the Independent Trustees also noted that the Advisor has contractually agreed to reimburse the Fund for operating expenses in excess of 0.05% of the average net assets of the Fund through April 30, 2024. The Board concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

55

FPA CRESCENT FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Continued) (Unaudited)

Ancillary Benefits to the Advisor. The Board and the Independent Trustees considered other "fall out" benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust's Chief Compliance Officer of the Advisor's compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund's performance. They noted that the Advisor does not have any affiliates that benefit from the Advisor's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Advisor's highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Advisor. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Advisor and the Advisor's profitability and costs. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Advisor and determined to approve the renewal of the current Advisory Agreement for another one-year period through September 30, 2024.

56

FPA CRESCENT FUND
LIQUIDITY RISK MANAGEMENT PROGRAM DISCLOSURE

(Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a written liquidity risk management program (the "Program"). The Fund's Board of Trustees have also designated the Adviser to serve as the administrator of the Program.

The Liquidity Rule requires that the Program be reasonably designed to assess and manage the Fund's liquidity risk. A Fund's "liquidity risk" is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund's investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment's market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to "highly liquid investment minimums" (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule's limitations on a Fund's investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Fund's Board of Trustees received reports prepared by the Adviser addressing the Program's operation and assessing the adequacy and effectiveness of its implementation for the period from October 1, 2022 to June 30, 2023. The reports concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage the Fund's liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Fund's liquidity developments, as applicable.

57

FPA CRESCENT FUND
TAX INFORMATION

(Unaudited)

Corporate Dividends Received Deduction

For the year ended December 31, 2023, the FPA Crescent Fund had 26.88% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended December 31, 2023, the FPA Crescent Fund had 60.45% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the FPA Crescent Fund hereby designate $343,774,643 as long-term capital gains distributed during the year ended December 31, 2023. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

58

FPA CRESCENT FUND
EXPENSE EXAMPLE

For the Six Months Ended December 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The information in the row titled "Actual Performance" of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled "Hypothetical (5% annual return before expenses)" of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical (5% annual return before expenses)
Institutional Class
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,070.00	$1,019.69
Expenses Paid During Period* 7/1/23-12/31/23	$5.50	$5.36
Supra Institutional Class
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,070.20	$1,019.98
Expenses Paid During Period* 7/1/23-12/31/23	$5.19	$5.07

*  Expenses are equal to the Fund's annualized expense ratio of 1.05% and 0.99% for the Institutional Class and Supra Institutional Class respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

59

FPA CRESCENT FUND
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional nonpublic personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," anti-money laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a

60

FPA CRESCENT FUND
PRIVACY POLICY (Continued)

(Unaudited)

third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income Fund, FPA Flexible Fixed Income Fund, FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

61

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, John P. Zader, and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Additional information about the Trustees is included in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (800) 982-4372. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in FPA Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	Unlimited; Since 2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund since 2016 (Bragg Capital Trust 2020-2023).	6	None
Robert F. Goldrich, 1962	Trustee	Unlimited; Since 2022	Former President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund since 2022 (Bragg Capital Trust 2022-2023).	6	Uluru, Inc (2015-2017)
John P. Zader, 1961	Trustee	Unlimited; Since 2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014). Director/Trustee of each FPA Fund since 2023.	6	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present).

62

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in FPA Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustees
J. Richard Atwood, 1960(2)	Trustee	Unlimited; Since 2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018) and Managing Partner of FPA. Director/Trustee of each FPA Fund since 2016. President of each FPA Fund (2016-2023).	6	None
Maureen Quill(3), 1963	Trustee and President	Unlimited; Since 2023	President of each FPA Fund (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014). Director/Trustee of each FPA Fund since 2023.	6	Investment Managers Series Trust (2019-present)

(1)  The address of each Trustee, other than Mr. Atwood, is 235 West Galena Street, Milwaukee, Wisconsin 53212. Mr. Atwood's address is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025

(2)  Mr. Atwood is an "interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  Ms. Quill is an "interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services, LLC.

63

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Trust. Officers of the Trust are elected annually by the Board. The following individuals serve as officers of the Trust.

Name, Address(1) and Year of Birth	Position with Trust	Year First Elected as Officer of the Trust	Principal Occupation(s) During the Past Five Years
Rita Dam, 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake, 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura, 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President-Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl, 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer, 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740. The address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063

64

FPA CRESCENT FUND

A series of Investment Managers Series Trust III

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

FUND CO-ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
or
235 West Galena Street
Milwaukee, Wisconsin 53212-3948
(800) 638-3060

CO-ADMINISTRATOR

Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Institutional Class:
TICKER SYMBOL: FPACX
CUSIP: 30254T759
Supra Institutional Class:
TICKER SYMBOL: FPCSX
CUSIP: 30254T676

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report has been prepared for the information of shareholders of FPA CRESCENT FUND and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

December 31, 2023

FPA Flexible Fixed Income Fund

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA Flexible Fixed Income Fund (the "Fund") returned 4.11% in the fourth quarter of 2023 and 9.02% for the year ended December 31, 2023.

Sector	As of 12/31/2023
Yield-to-worst[1]	6.49%
Effective Duration	2.71 years
Spread Duration	2.77 years
High Quality Exposure[2]	77%
Credit Exposure[3]	23%

With inflation progressing towards the Federal Reserve's 2% inflation objective, the Federal Reserve held the Fed Funds rate constant throughout the fourth quarter. The Federal Reserve also noted that discussions about Fed Funds rate cuts had begun.4 In response to macroeconomic data and the Federal Reserve's commentary, one- to 30-year maturity Treasury yields declined in the fourth quarter. Although Treasury yields increased during most of 2023, the decrease in the fourth quarter resulted in two- to seven-year maturity Treasury yields ending the year lower. Additionally, spreads declined across most sectors of the bond market during the quarter and, in general, prices of riskier assets increased. We do not generally view "Credit" (investments rated BBB or lower, including non-rated investments) as attractively priced, but we continue to search and will seek to opportunistically invest in Credit when we believe that prices adequately compensate for the risk of permanent impairment of capital and near-term mark-to-market risk.

Notwithstanding lower risk-free rates and spreads, on an absolute basis we still see an attractive opportunity to buy longer duration, "High Quality" bonds (rated single-A or higher), which we believe will enhance the Fund's long-term returns and the Fund's short-term upside versus downside return profile. The Fund's Credit exposure was 23.4% on December 31, 2023 versus 26.6% on September 30, 2023. Cash and equivalents represented 6.6% of the portfolio on December 31, 2023 versus 5.6% on September 30, 2023.

1  Yield-to-worst ("YTW") is presented gross of fees and reflects the lowest potential yield that can be received on a debt investment without the issuer defaulting. YTW considers the impact of expected prepayments, calls and/or sinking funds, among other things. Average YTW is based on the weighted average YTW of the investments held in the Fund's portfolio. YTW may not represent the yield an investor should expect to receive. As of December 31, 2023, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 5.19%/5.07% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the Fund continued earning the same rate for the rest of the year.

2  High Quality is defined as investments rated A or higher, Treasuries, and cash and equivalents.

3  Credit is defined as investments rated BBB or lower, including non-rated investments.

4  Source: The Federal Reserve; https://www.federalreserve.gov/mediacenter/files/FOMCpresconf20231213.pdf

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Attribution5

Fourth Quarter 2023

The Fund's corporate holdings — including bonds, loans and common stock — were the largest contributor to performance during the quarter. The majority of the corporate holdings' return came from corporate bonds due mostly to higher prices as a result of lower risk-free rates and spreads. To a lesser extent, corporate loans contributed to performance, largely due to coupon payments. The common stock holdings represented 0.2% of the portfolio, on average, during the quarter and also contributed to returns.6

The second-largest contributor to performance were collateralized loan obligations (CLOs) backed by corporate loans due to a combination of income from coupon payments and higher prices due to lower spreads.

The third-largest contributor to performance during the quarter were asset-backed securities (ABS) backed by equipment, due mostly to higher prices as a result of lower risk-free rates.

Although some individual bonds detracted from performance during the quarter, there were no meaningful detractors at the sector level.

Calendar Year 2023

The Fund's corporate holdings — including bonds, loans and common stock — were the largest contributor to performance in 2023. The majority of the corporate holdings' return came from corporate bonds due to a combination of coupon payments and higher prices driven by lower risk-free rates and spreads. Corporate loans were a meaningful contributor as well, mostly due to coupon payments with some additional benefit from higher prices. The common stock holdings represented 0.2% of the portfolio, on average, during the year and also contributed to returns.6

The second-largest contributor to performance were CLOs backed by corporate loans, mostly due to income from coupon payments with some additional benefit from higher prices as a result of lower spreads. Most of the Fund's CLOs are floating rate, which has been beneficial to returns as their coupons increased alongside increases in the Fed Funds rate.

The third-largest contributor to performance were ABS backed by equipment, due to a combination of income from coupon payments and higher prices caused by lower risk-free rates.

Although there were individual bonds that detracted from performance during the year, there were no meaningful detractors at the sector level.

5  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at fpa.com.

6  The common stock holdings represent value received for past investments in corporate bonds or loans which have been restructured. We generally intend to hold these common stock investments until their market price better reflects our estimate of intrinsic value.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Activity7

The table below shows the portfolio's sector-level exposures at December 31, 2023 compared to September 30, 2023 and December 31, 2022:

Sector	% Portfolio 12/31/2023	% Portfolio 9/30/2023	% Portfolio 12/31/2022
ABS	33.7%	42.5%	42.3%
CLO	10.0%	15.8%	18.4%
Corporate	11.6%	13.0%	15.3%
Agency CMBS	8.3%	7.3%	0.0%
Non-Agency CMBS	7.3%	7.4%	7.7%
Agency RMBS	10.3%	0.1%	0.1%
Non-Agency RMBS	4.1%	4.9%	6.9%
Stripped Mortgage-backed	0.1%	0.1%	0.2%
U.S. Treasuries	8.0%	3.3%	0.0%
Cash and equivalents	6.6%	5.6%	9.1%
Total	100.0%	100.0%	100.0%
Yield-to-worst[1]	6.49%	7.60%	7.51%
Effective Duration (years)	2.71	2.10	1.39
Spread Duration (years)	2.77	2.60	2.06
Average Life (years)	3.62	3.09	2.50

As yields have increased over the past two years, we have taken advantage of this situation to buy longer duration bonds. Notwithstanding a meaningful decrease in yields in the last two months of 2023, we still believe longer duration bonds not only offer an attractive long-term return but also improve the short-term return profile of the portfolio. The duration of these investments is guided by our duration test, which seeks to identify the longest-duration bonds that we expect will produce at least a breakeven return over a 12-month period, assuming a bond's yield will increase by 100 bps during that period. Consistent with this test, during the fourth quarter, we bought: agency-guaranteed residential mortgage pools; Treasuries; agency-guaranteed commercial mortgage-backed securities (CMBS); AAA-rated non-agency CMBS; AAA-rated utility cost recovery or rate reduction bonds; AAA-rated ABS backed by equipment; AAA-rated ABS backed by prime quality auto loans; and AAA-rated ABS backed by prime quality credit card receivables. On average, these investments had a duration of 4.7 years. We also bought a AAA-rated floating rate CLO.

1  Yield-to-worst ("YTW") is presented gross of fees and reflects the lowest potential yield that can be received on a debt investment without the issuer defaulting. YTW considers the impact of expected prepayments, calls and/or sinking funds, among other things. Average YTW is based on the weighted average YTW of the investments held in the Fund's portfolio. YTW may not represent the yield an investor should expect to receive. As of December 31, 2023, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 5.19%/5.07% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the Fund continued earning the same rate for the rest of the year.

7  Portfolio composition will change due to ongoing management of the Fund.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Within Credit, we bought a BBB-rated corporate bond and added to existing high-yield bond and bank loan investments.

To fund these investments, we used a combination of proceeds from maturing investments and sales of existing short-duration holdings, including High Quality ABS, CLOs (both corporate loan-backed CLOs and commercial real estate-backed CLOs), non-agency CMBS, and agency residential mortgage-backed securities (RMBS) with an average duration of less than a half year. We also sold Treasuries to buy other similar- or longer-duration bonds. Lastly, we sold a short maturity BBB-rated corporate bond to take advantage of other, more attractive opportunities.

Market Commentary

As shown in the following chart, inflation has continued its downward trajectory, moving closer toward the Federal Reserve's 2% target:

CPI Urban Consumers less Food and Energy year/year change

Source: US Department of Labor. As of December 31, 2023. The Consumer Price Index, or CPI, reflects the average change over time in prices paid by urban consumers for a market basket of consumer goods and services. The Federal Reserve seeks to achieve an average of 2% inflation rate (https://www.federalreserve.gov/newsevents/pressreleases/monetary20221102a.htm). Dotted line represents the Federal Reserve target.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Because inflation is already at or near the 2% objective by some measures, the Federal Reserve held the Fed Funds rate steady in the fourth quarter and in December 2023 disclosed that conversations about cutting interest rates had begun. These comments, combined with inflation reports and other macroeconomic data, drove a decline in Treasury yields, led by the expectation that the Federal Reserve would reduce rates more significantly in 2024 than had been previously expected. The first chart below shows the number of Fed Funds Rate cuts expected by the market increased from three to six in 2024. The second chart shows the change in Treasury yields during the fourth quarter and in the twelve months ended in December 31, 2023.

Number of Rate Hikes / (Cuts) Expected by December 2024

Source: Bloomberg; As of 12/29/2023

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

U.S. Treasury Yield Curve

Source: Bloomberg; As of 12/29/2023

However, the market is not all-knowing, as evidenced by the following chart that plots the market's expectations for the future path of the Fed Funds rate at any given point in time (dashed line) versus the actual path of the Fed Funds rate (solid line). What is clear is that rates rarely, if ever, end up where the market thinks they will. It is really difficult to predict the future — which is why we do not attempt to.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Fed Funds Rate and Fed Funds Futures

Source: Deutsche Bank. Data from 1/1/2001 to 12/31/2023, including forward estimates from 1/1/2024 through 12/1/2029. Shaded areas represent recessions.

Notwithstanding the decline in yields in the fourth quarter, the following two charts show that Treasury yields and yields on High Quality bonds are still among the highest in 15 years.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Treasury Yield

Source: Bloomberg. Data from 1/5/1962-12/29/2023. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of the commentary for Important Disclosures and definitions.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg U.S. Aggregate Bond Index

Source: Bloomberg. As of December 29, 2023. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of the commentary for Important Disclosures and Index definitions.

As we have described in past commentaries, higher yields over the past couple of years have created what we believe is an attractive opportunity to buy longer-duration, high-quality bonds rated single-A or higher. We believe our investors will be better off in the long-term earning today's yields for multiple years. Therefore, we want to lock in today's yields for as long as possible. However, the future is uncertain so we also want to be thoughtful about limiting the short-term mark-to-market risk associated with increases in interest rates.

To help strike the balance between locking in yields for as long as possible and providing some short-term price-related downside protection, we select the duration of our investments by looking for bonds that have adequate yield to compensate for their duration. Specifically, we try to buy the longest bonds that we expect will produce at least a breakeven return over twelve months if we assume that a bond's yield will increase by 100 bps over those twelve months. The chart below illustrates our 100 bps duration test.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Hypothetical 12-month U.S. Treasury Returns

Source: Bloomberg. ^ Yield-to-maturity is the annualized total return anticipated on a bond if the bond is held until it matures and assumes all payments are made as scheduled and are reinvested at the same rate. The expected return assumes no change in interest rates over the next 12 months. * Upside return estimates the 12-month total return assuming yields decline by 100 bps over 12 months. Downside return estimates the 12-month total return assuming yields increase by 100 bps over 12 months. Return estimates assume gradual change in yield over 12 months. The hypothetical stress test data provided herein is for illustrative and informational purposes only and is intended to demonstrate the mathematical impact of a change in Treasury yields on hypothetical Treasury returns. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Hypothetical results do not reflect trading in actual accounts, and does not reflect the impact that all economic, market or other factors may have on the management of the account. Hypothetical results have certain inherent limitations. There are frequently sharp differences between simulated results and the actual results subsequently achieved by any particular account, product or strategy. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the back of the commentary for important disclosures.

The dark blue bars above represent Treasury yields of various maturities at December 31, 2023. The green bars show the results of our 100 bps duration test. For example, the 5-year Treasury purchased at a 3.85% yield would be expected to return 0.25% over twelve months if its yield increased by 100 bps from 3.85% to 4.85% over those twelve months. A similar analysis applied to the 7-year Treasury would result in a total return loss of -1.27%. With a better-than-breakeven return, the 5-year Treasury would be a candidate for our portfolio but the 7-year Treasury would not because it produces an expected loss over twelve months.

Of course, shorter-maturity bonds would also pass our duration test in today's market but longer-maturity bonds add more short-term upside potential to the portfolio. The light blue bars on the chart above show the

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short-term upside return potential, namely the potential total return over twelve months if rates decrease by 100 bps. The 5-year Treasury offers a potential upside return of 7.6%. Although the 7-year Treasury offers a higher potential total return in the upside scenario, that upside should be balanced with the prospect of losing money in the short-term. The 5-year Treasury captures over 80% of the upside return of the 7-year Treasury but with less downside risk. Likewise, our investments in longer-duration bonds extend the portfolio's duration and provide some short-term downside protection against rising rates while also creating the potential to capture a meaningful portion of the upside offered by longer-duration assets like those represented by the Aggregate Bond Index.

To that end, we have spent the past two years increasing the Fund's duration from 0.98 years at December 31, 2021 to 2.71 years at December 31, 2023, a 1.73 year increase.8 We repositioned the portfolio from an ultra-short duration when rates were very low in 2021 to a longer duration today because we believe investors should take less risk when the market is expensive (i.e., when rates are low) and take more risk when the market is cheaper (i.e., rates are higher) and offers enough return to compensate for the extra risk. Moreover, focusing on downside protection has the added benefit of preserving capital for opportunistic redeployment into more attractive investment opportunities if and when they appear.

Because of our active management, as shown in the table below, the Fund was in the top 25% of its bond category in 2023, notably capturing much of the upside return in the bond market caused by the decline in risk-free rates toward the end of the year.

As of Date: 12/31/2023	QTD	1 Year	3 Years	5 Years
FPA Flexible Fixed Income Fund	4.11%	9.02%	2.54%	3.22%
Morningstar U.S. Fund Nontraditional Bond	4.12%	6.95%	0.68%	2.56%
Bloomberg U.S. Agg Bond Index	6.82%	5.53%	-3.31%	1.10%
Bloomberg U.S. Universal Index	6.83%	6.17%	-2.97%	1.44%
FPA Flexible Fixed Income Fund's Morningstar Nontraditional Bond Category Percentile Rank		Top 25%	Top 22%	Top 33%

Source: Morningstar Direct. As of 12/31/2023. Morningstar Nontraditional Bond Category Rankings are as of December 31, 2023 and are based on total returns. Time periods greater than one-year are annualized. As of December 31, 2023, there were the following number of funds in the Category: 1 year: 308; 3 years: 286, 5 years: 251. Please refer to the end of the commentary for Important Disclosures and a Glossary of Terms.

2023 was just one mile in a marathon. Indeed, the Fund is one of the best performing funds in its category over longer periods as well, specifically the past three years and since the Fund's inception five years ago. As illustrated in the chart below, in comparison to the other investment alternatives shown, our absolute value-based investment approach has made the Fund's investors wealthier over the past 10 years with less volatile returns and typically smaller drawdowns along the way.

8  Source: Morningstar Direct, FactSet.

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Growth of $10,000 since inception of FPFIX (12/31/2018)

Source: Morningstar Direct. As of 12/31/2023. FPFIX Inception is December 31, 2018. FPFIX performance is net of all fees and expenses and includes the reinvestment of distributions. Please refer to the end of the commentary for Important Disclosures and a Glossary of Terms.

These long-term returns reflect the benefit of preserving capital through expensive markets and using preserved capital to opportunistically purchase more attractive investments that may arise as markets become cheaper. Having done a relatively good job of preserving capital as interest rates began to increase in the past few years, buying longer duration bonds is one of the attractive investments we have turned to. Recently, the opportunity in longer duration bonds has included agency residential mortgage pools, which became a meaningful exposure in the Fund during the fourth quarter of 2023. We took advantage of both the recent peak in interest rates and heightened market volatility to buy deep-out-of-the-money agency residential mortgage pools. We believe these mortgages offer a positive convexity and asymmetrically favorable short-term upside versus downside. Due to the convexity of our pools, we do not expect their duration to change meaningfully as interest rates change. Consequently, we expect our pools to produce breakeven returns if interest rates rise by 100 bps over twelve months (consistent with the 100 bps duration test described above) and to produce relatively linear positive returns if interest rates decrease, with an improving return the more rates decrease. As a point of comparison, we have seen other agency mortgage pools that appear cheaper because they trade at wider spreads, but we believe that their negative convexity and the sensitivity of their duration to changes in interest rates create a poor upside-versus-downside return profile. Specifically, these other pools may, paradoxically, produce positive but increasingly worse returns the more rates decline.

Our view that longer-duration bonds are attractive had for some time been an out of consensus view and only recently became more widely accepted. Similarly, the profile of our agency mortgage pools is out of consensus. However, we do not track an index, so we have the flexibility to deviate from the crowd and focus

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only on those investments that we believe compensate us for the risks involved and then those that optimize the return of and on our capital.

While our opportunistic investments in Credit over the past couple of years have also been beneficial to the Fund's returns, we also have the flexibility to deviate from our peers and gravitate toward higher quality bonds, which we believe is appropriate in the current environment. In the high yield market, yields also remain near 15-year highs, but spreads have retreated to the 15th percentile, as measured by the BB component of the Bloomberg U.S. High Yield index (excluding energy), an index we believe provides the most consistent data over time with fewer distortions caused by changes in the composition of the overall high yield index. Although yields in the high yield market are near 15-year highs, we generally find that, in comparison to investment grade bonds, the low spreads in the high yield market do not offer enough incremental compensation for the extra credit risk involved in high yield debt. We continue to research the high yield market for investment opportunities, but these days we typically find High Quality bonds more appealing.

The Fund's performance in 2023 and cumulative returns over the past several years are the result of a flexible, opportunistic, patient, and long-term -oriented investment approach that ignores the popular trade to focus on achieving attractive short- and long-term risk-adjusted returns. Our approach has not always been easy, because it can sometimes mean accepting lower returns in an expensive market. However, we hope our investors feel that their patience has been rewarded. That patience allowed the Fund to achieve a lower drawdown when the market fell. As demonstrated by the Fund's short- and long-term performance, that patience has now enabled the Fund to reap the rewards of more attractively-priced investments we made in recent years. The Fund was a top performer in 2023, which is great but was not the objective; rather it was a by-product of our investment approach. Much like the fable of the tortoise and the hare, slow and steady wins the race. The Fund may not win each mile of the marathon, but over the past five years the Fund's performance has placed near the head of the pack.

Thank you for your confidence and continued support.

Abhijeet Patwardhan
Portfolio Manager
February 2024

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

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Abhijeet Patwardhan has been portfolio manager for the Fund since November 2015. Thomas Atteberry managed/co-managed the Fund from November 2004 through June 2022. Effective July 1, 2022, Mr. Atteberry transitioned to a Senior Advisory role. There were no material changes to the investment process due to this transition. Effective September 30, 2023, Mr. Atteberry no longer acts as a Senior Advisor to the investment team, but he remains as Senior Advisor to FPA.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio manager and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be elevated when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the fixed income instrument may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

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Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are the Nationally Recognized Statistical Ratings Organizations (NRSROs) DBRS, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc., Moody's Investors Service, Inc., and S&P Global Ratings. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have higher default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Important Disclosures for Hypothetical Stress-Tested Results

The hypothetical and estimated data provided herein is for illustrative and informational purposes only. No representation is being made that FPFIX will or is likely to achieve profits, losses, or results similar to those shown. Hypothetical and estimated results do not reflect trading in actual accounts, and do not reflect the impact that economic, market or other factors may have on the management of the account.

The hypothetical and estimated results as set forth in this commentary do not represent actual results; actual results may significantly differ from the theoretical data being presented. Hypothetical/estimated results have certain inherent limitations. Hypothetical models theoretically may be changed from time to time to obtain more favorable results. There may be sharp differences between simulated or estimated results and the actual results subsequently achieved by any particular account, product or strategy. In addition, simulated/estimated results cannot account for the impact of certain market risks such as a lack of liquidity or default risk. There are numerous other factors related to the markets in general or the implementation of any specific strategy which cannot be fully accounted for in the preparation of simulated or estimated results, all of which can adversely affect actual results.

A client's individual portfolio results may vary from any hypothetical or estimated results because of the timing of trades, deposits and withdrawals, the impact of management fees and taxes, market fluctuations, trading costs, cash flows, custodian fees, among other factors. Hypothetical results are not meant to be construed as a prediction of the future return of the Fund. Past performance is no guarantee, nor is it indicative, of future results.

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

FPA FLEXIBLE FIXED INCOME FUND
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Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Bloomberg U.S. High Yield BB ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable BB-rated corporate bonds excluding energy sector. Bloomberg U.S. High Yield B ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable B-rated corporate bonds excluding energy sector.

Bloomberg U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

Bloomberg U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

The CPI + 200 bps is created by adding 200 basis points to the annual percentage change in the CPI.

Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. There were 315 funds in the category at 12/31/2023.

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Other Definitions

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Core duration bonds (also known as core bonds) refer to bonds similar in duration to Bloomberg U.S. Universal Index.

Corporate holdings include bank debt, corporate bonds and common stock.

Coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Credit Spread or Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Mark-to-market is a method of recording the price or value of a security, portfolio, or account to reflect the current market value rather than book value.

A bond premium occurs when the price of the bond has increased in the secondary market. A bond might trade at a premium because its interest rate is higher than current rates in the market.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield-to-Maturity (YTM) is the expected rate of return anticipated on a bond if held until it matures. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, ("UMBDS"), 235 W. Galena Street, Milwaukee, WI, 53212. UMBDS is not affiliated with FPA.

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HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Flexible Fixed Income Fund's Institutional Class vs Bloomberg Barclays U.S. Universal Bond Index and Consumer Price Index + 200 Basis Points from December 31, 2018 to December 31, 2023. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a)  Inception 12/31/18

(b)  Inception 04/16/21

Past performance is not indicative of future performance. The Bloomberg Barclays U.S. Universal Bond Index represents the union of the following Bloomberg Barclays' indices: U.S. Aggregate Index, U.S. High-Yield Corporate Index,144A Index, Eurodollar Index, Emerging Markets Index and non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. The CPI + 200 Basis Points index is created by adding 2% to the annual percentage change in the Consumer Price Index ("CPI"). The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. An investor cannot invest directly in an index. The performance of the Fund and of the Averages is computed on a total return basis, which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current month-end performance data can be obtained by visiting the website at fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio can be found in the Financial Highlights section of this report.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS

As of December 31, 2023

BONDS & DEBENTURES — 93.1%	Principal Amount	Value
ASSET-BACKED SECURITIES — 43.1%
AUTO — 7.0%
Ally Auto Receivables Trust Series 2023-1, Class A4, 5.270%, 11/15/2028	$931,000	$943,260
BMW Vehicle Owner Trust Series 2023-A, Class A4, 5.250%, 11/26/2029	701,000	711,205
CarMax Auto Owner Trust Series 2020-3, Class C, 1.690%, 4/15/2026	61,000	59,496
Series 2023-2, Class A4, 5.010%, 11/15/2028	2,027,000	2,036,882
Series 2023-1, Class A4, 4.650%, 1/16/2029	904,000	903,550
Series 2023-3, Class A4, 5.260%, 2/15/2029	2,146,000	2,164,540
DT Auto Owner Trust Series 2022-1A, Class C, 2.960%, 11/15/2027(a)	1,212,000	1,185,476
Exeter Automobile Receivables Trust Series 2022-1A, Class C, 2.560%, 6/15/2028	3,168,000	3,099,306
Flagship Credit Auto Trust Series 2021-4, Class B, 1.490%, 2/15/2027(a)	456,000	438,288
Series 2021-2, Class C, 1.270%, 6/15/2027(a)	1,004,000	952,516
Ford Credit Auto Owner Trust Series 2022-A, Class A3, 1.290%, 6/15/2026	1,490,299	1,450,174
Series 2023-A, Class A4, 4.560%, 12/15/2028	1,343,000	1,336,013
Series 2023-B, Class A4, 5.060%, 2/15/2029	734,000	738,372
GM Financial Consumer Automobile Receivables Trust Series 2023-3, Class A4, 5.340%, 12/18/2028	1,424,000	1,448,815
GM Financial Revolving Receivables Trust Series 2021-1, Class A, 1.170%, 6/12/2034(a)	3,383,000	3,061,172
Series 2023-1, Class A, 5.120%, 4/11/2035(a)	5,133,000	5,224,347
Series 2023-2, Class A, 5.770%, 8/11/2036(a)	1,403,000	1,467,218
Hyundai Auto Receivables Trust Series 2023-B, Class A4, 5.310%, 8/15/2029	1,112,000	1,132,469
Mercedes-Benz Auto Receivables Trust Series 2023-1, Class A4, 4.310%, 4/16/2029	816,000	801,179
Nissan Auto Receivables Owner Trust Series 2023-A, Class A4, 4.850%, 6/17/2030	1,485,000	1,485,763
Porsche Financial Auto Securitization Trust Series 2023-1A, Class A4, 4.720%, 6/23/2031(a)	1,721,000	1,703,579
Prestige Auto Receivables Trust Series 2021-1A, Class C, 1.530%, 2/15/2028(a)	705,000	670,521
Santander Drive Auto Receivables Trust Series 2022-2, Class B, 3.440%, 9/15/2027	3,700,000	3,623,171
Series 2022-1, Class C, 2.560%, 4/17/2028	2,116,000	2,060,055

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
Santander Retail Auto Lease Trust Series 2022-A, Class B, 1.610%, 1/20/2026(a)	$612,000	$591,691
Series 2022-B, Class B, 3.850%, 3/22/2027(a)	1,680,000	1,646,965
SFS Auto Receivables Securitization Trust Series 2023-1A, Class A4, 5.470%, 12/20/2029(a)	919,000	919,055
Toyota Auto Loan Extended Note Trust Series 2022-1A, Class A, 3.820%, 4/25/2035(a)	5,017,000	4,834,948
Series 2023-1A, Class A, 4.930%, 6/25/2036(a)	4,553,000	4,587,322
Toyota Auto Receivables Owner Trust Series 2023-A, Class A4, 4.420%, 8/15/2028	1,343,000	1,328,594
Series 2023-B, Class A4, 4.660%, 9/15/2028	1,973,000	1,966,184
Series 2023-C, Class A4, 5.010%, 2/15/2029	2,714,000	2,729,490
Volkswagen Auto Loan Enhanced Trust Series 2023-1, Class A4, 5.010%, 1/22/2030	1,181,000	1,178,173
Westlake Automobile Receivables Trust Series 2022-1A, Class C, 3.110%, 3/15/2027(a)	3,419,000	3,336,542
World Omni Auto Receivables Trust Series 2020-C, Class C, 1.390%, 5/17/2027	176,000	169,156
Series 2021-B, Class B, 1.040%, 6/15/2027	300,000	280,393
Series 2023-A, Class A4, 4.660%, 5/15/2029	1,251,000	1,244,501
Series 2023-B, Class A4, 4.680%, 5/15/2029	2,055,000	2,046,678
Series 2023-C, Class A4, 5.030%, 11/15/2029	1,107,000	1,112,512
		$66,669,571
COLLATERALIZED LOAN OBLIGATION — 10.1%
ABPCI Direct Lending Fund CLO I LLC Series 2016-1A, Class E2, 14.407% (3-Month Term SOFR+899.161 basis points), 7/20/2033(a)(b)	$2,944,000	$2,848,411
ABPCI Direct Lending Fund CLO II LLC Series 2017-1A, Class ER, 13.277% (3-Month Term SOFR+786.161 basis points), 4/20/2032(a)(b)	3,062,000	2,881,388
ABPCI Direct Lending Fund CLO X LP Series 2020-10A, Class A1A, 7.627% (3-Month Term SOFR+221.161 basis points), 1/20/2032(a)(b)	678,000	677,340
ABPCI Direct Lending Fund CLO XI LP Series 2022-11A, Class E, 15.088% (3-Month Term SOFR+970 basis points), 10/27/2034(a)(b)	2,000,000	1,997,664
Barings Middle Market CLO Ltd. Series 2021-IA, Class D, 14.327% (3-Month Term SOFR+891.161 basis points), 7/20/2033(a)(b)	1,460,000	1,407,703

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
BlackRock Maroon Bells CLO XI LLC Series 2022-1A, Class E, 14.894% (3-Month Term SOFR+950 basis points), 10/15/2034(a)(b)	$5,332,250	$5,252,592
BTC Offshore Holdings Fund 8.324%, 10/20/2029(b)(c)(d)	1,465,714	1,465,714
Cerberus Loan Funding XL LLC Series 2023-1A, Class A, 7.794% (3-Month Term SOFR+240 basis points), 3/22/2035(a)(b)	901,000	901,842
Cerberus Loan Funding XLI LLC Series 2023-2A, Class A1, 7.944% (3-Month Term SOFR+255 basis points), 7/15/2035(a)(b)	5,057,000	5,090,548
Cerberus Loan Funding XLIII LLC Series 2023-4A, Class A, 7.822% (3-Month Term SOFR+242.5 basis points), 10/15/2035(a)(b)	5,734,000	5,733,312
Cerberus Loan Funding XXVIII LP Series 2020-1A, Class D, 10.956% (3-Month Term SOFR+556.161 basis points), 10/15/2031(a)(b)	2,236,000	2,197,997
Cerberus Loan Funding XXXIX LP Series 2022-3A, Class C, 10.644% (3-Month Term SOFR+525 basis points), 1/20/2033(a)(b)	3,600,000	3,609,274
Ellington CLO IV Ltd. Series 2019-4A, Class AR, 7.235% (3-Month Term SOFR+184.161 basis points), 4/15/2029(a)(b)	47,458	47,458
Fortress Credit Opportunities IX CLO Ltd. Series 2017-9A, Class A1TR, 7.205% (3-Month Term SOFR+181.161 basis points), 10/15/2033(a)(b)	5,645,000	5,622,459
Series 2017-9A, Class ER, 13.716% (3-Month Term SOFR+832.161 basis points), 10/15/2033(a)(b)	8,814,000	8,288,236
Golub Capital Partners CLO 38M Ltd. Series 2018-38A, Class C, 8.477% (3-Month Term SOFR+306.161 basis points), 7/20/2030(a)(b)	1,993,000	1,963,741
Golub Capital Partners CLO 42M Ltd. Series 2019-42A, Class A2, 7.677% (3-Month Term SOFR+226.161 basis points), 4/20/2031(a)(b)	3,006,000	3,006,000
Golub Capital Partners CLO 45M Ltd. Series 2019-45A, Class B1, 8.227% (3-Month Term SOFR+281.161 basis points), 10/20/2031(a)(b)	1,429,000	1,402,276
Golub Capital Partners CLO 67M Ltd. Series 2023-67A, Class A1, 7.866% (3-Month Term SOFR+250 basis points), 5/9/2036(a)(b)	4,361,000	4,369,299
Series 2023-67A, Class D, 11.866% (3-Month Term SOFR+650 basis points), 5/9/2036(a)(b)	4,000,000	4,018,748

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
Helios Issuer LLC Series 2023-GRID1, Class 1A, 5.750%, 12/20/2050(a)	$781,168	$809,937
Ivy Hill Middle Market Credit Fund IX Ltd. Series 9A, Class ERR, 13.632% (3-Month Term SOFR+822 basis points), 4/23/2034(a)(b)	6,250,000	5,876,650
Ivy Hill Middle Market Credit Fund XII Ltd. Series 12A, Class DR, 13.847% (3-Month Term SOFR+843.161 basis points), 7/20/2033(a)(b)	1,086,000	1,018,028
Ivy Hill Middle Market Credit Fund XVIII Ltd. Series 18A, Class E, 13.424% (3-Month Term SOFR+801.161 basis points), 4/22/2033(a)(b)	3,766,000	3,515,286
Ivy Hill Middle Market Credit Fund XX Ltd. Series 20A, Class E, 15.416% (3-Month Term SOFR+1,000 basis points), 4/20/2035(a)(b)	5,120,000	5,105,469
Lake Shore MM CLO III LLC Series 2019-2A, Class A2R, 2.525%, 10/17/2031(a)	575,000	547,529
Owl Rock CLO III Ltd. Series 2020-3A, Class A1L, 7.477% (3-Month Term SOFR+206.161 basis points), 4/20/2032(a)(b)	800,000	797,864
Owl Rock CLO VI Ltd. Series 2021-6A, Class A, 7.082% (3-Month Term SOFR+171.161 basis points), 6/21/2032(a)(b)	3,634,000	3,606,138
Parliament CLO II Ltd. Series 2021-2A, Class D, 9.329% (3-Month Term SOFR+396.161 basis points), 8/20/2032(a)(b)	2,646,000	2,508,448
TCP Waterman CLO LLC Series 2017-1A, Class ER, 13.789% (3-Month Term SOFR+842.161 basis points), 8/20/2033(a)(b)	2,429,000	2,301,252
VCP CLO II Ltd. Series 2021-2A, Class A1, 7.325% (3-Month Term SOFR+193.161 basis points), 4/15/2031(a)(b)	3,097,915	3,087,286
Series 2021-2A, Class E, 14.066% (3-Month Term SOFR+867.161 basis points), 4/15/2031(a)(b)	4,460,000	4,459,652
		$96,415,541
CREDIT CARD — 2.2%
American Express Credit Account Master Trust Series 2023-2, Class A, 4.800%, 5/15/2030	$6,995,000	$7,068,659
Series 2023-4, Class A, 5.150%, 9/15/2030	8,994,000	9,237,503
Chase Issuance Trust Series 2023-A2, Class A, 5.080%, 9/15/2030	4,798,000	4,925,187
		$21,231,349

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
EQUIPMENT — 10.7%
ARI Fleet Lease Trust Series 2022-A, Class A3, 3.430%, 1/15/2031(a)	$644,000	$628,672
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A, 2.360%, 3/20/2026(a)	607,000	587,961
Series 2023-1A, Class A, 5.250%, 4/20/2029(a)	1,059,000	1,041,480
Series 2023-4A, Class A, 5.490%, 6/20/2029(a)	3,527,000	3,548,767
Series 2023-6A, Class A, 5.810%, 12/20/2029(a)	4,981,000	5,093,773
Series 2023-8A, Class A, 6.020%, 2/20/2030(a)	3,599,000	3,697,704
Chesapeake Funding II LLC Series 2020-1A, Class C, 2.140%, 8/15/2032(a)	368,000	361,705
CNH Equipment Trust Series 2022-B, Class A4, 3.910%, 3/15/2028	581,000	566,380
Series 2023-A, Class A4, 4.770%, 10/15/2030	644,000	638,442
Series 2023-B, Class A4, 5.460%, 3/17/2031	1,805,000	1,836,094
Coinstar Funding LLC Series 2017-1A, Class A2, 5.216%, 4/25/2047(a)	2,489,905	2,152,740
Dell Equipment Finance Trust Series 2022-1, Class B, 2.720%, 8/23/2027(a)	1,109,000	1,087,995
Series 2022-1, Class C, 2.940%, 8/23/2027(a)	1,139,000	1,115,386
Enterprise Fleet Financing LLC Series 2022-2, Class A3, 4.790%, 5/21/2029(a)	2,419,000	2,394,730
Series 2022-3, Class A3, 4.290%, 7/20/2029(a)	760,000	741,153
Series 2023-1, Class A3, 5.420%, 10/22/2029(a)	2,522,000	2,535,070
Series 2022-4, Class A3, 5.650%, 10/22/2029(a)	1,601,000	1,618,941
Series 2023-2, Class A3, 5.500%, 4/22/2030(a)	3,800,000	3,810,263
Series 2023-3, Class A3, 6.410%, 6/20/2030(a)	3,748,000	3,898,690
Ford Credit Floorplan Master Owner Trust A Series 2018-4, Class A, 4.060%, 11/15/2030	9,050,000	8,785,961
GMF Floorplan Owner Revolving Trust Series 2023-2, Class A, 5.340%, 6/15/2030(a)	2,130,000	2,161,927
GreatAmerica Leasing Receivables Series 2023-1, Class A4, 5.060%, 3/15/2030(a)	1,675,000	1,659,910
Hertz Vehicle Financing III LLC Series 2023-4A, Class A, 6.150%, 3/25/2030(a)	3,379,000	3,498,728
Hertz Vehicle Financing III LP Series 2021-2A, Class A, 1.680%, 12/27/2027(a)	3,499,000	3,167,243
Hertz Vehicle Financing LLC Series 2022-2A, Class A, 2.330%, 6/26/2028(a)	3,489,000	3,160,951
Series 2022-5A, Class A, 3.890%, 9/25/2028(a)	6,142,000	5,807,377

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
HPEFS Equipment Trust Series 2022-1A, Class B, 1.790%, 5/21/2029(a)	$1,619,000	$1,583,849
Series 2022-1A, Class C, 1.960%, 5/21/2029(a)	1,076,000	1,044,166
Series 2022-2A, Class B, 4.200%, 9/20/2029(a)	718,000	705,167
Series 2022-2A, Class C, 4.430%, 9/20/2029(a)	416,000	403,352
John Deere Owner Trust Series 2023-A, Class A4, 5.010%, 12/17/2029	1,372,000	1,373,588
Series 2023-B, Class A4, 5.110%, 5/15/2030	1,203,000	1,203,366
Series 2023-C, Class A4, 5.390%, 8/15/2030	1,664,000	1,699,332
Kubota Credit Owner Trust Series 2023-2A, Class A4, 5.230%, 6/15/2028(a)	1,359,000	1,365,634
Series 2023-1A, Class A4, 5.070%, 2/15/2029(a)	876,000	872,066
M&T Equipment Notes Series 2023-1A, Class A4, 5.750%, 7/15/2030(a)	1,028,000	1,032,913
MMAF Equipment Finance LLC Series 2023-A, Class A4, 5.500%, 12/13/2038(a)	2,626,000	2,648,780
Series 2020-A, Class A5, 1.560%, 10/9/2042(a)	736,000	648,227
NextGear Floorplan Master Owner Trust Series 2022-1A, Class A2, 2.800%, 3/15/2027(a)	4,685,000	4,534,877
Verizon Master Trust Series 2022-4, Class B, 3.640%, 11/20/2028	2,555,000	2,511,192
Series 2022-4, Class C, 3.890%, 11/20/2028	663,000	654,070
Series 2023-3, Class A, 4.730%, 4/21/2031(a)	6,196,000	6,148,871
Series 2023-6, Class A, 5.350%, 9/22/2031(a)	8,097,000	8,371,602
		$102,399,095
OTHER — 13.1%
ABPCI Direct Lending Fund ABS I Ltd. Series 2020-1A, Class A, 3.199%, 12/20/2030(a)	$1,163,456	$1,109,617
Series 2020-1A, Class B, 4.935%, 12/20/2030(a)	2,965,724	2,795,934
ABPCI Direct Lending Fund ABS II LLC Series 2022-2A, Class A1, 7.487% (3-Month Term SOFR+210 basis points), 3/1/2032(a)(b)	1,670,000	1,666,463
Series 2022-2A, Class C, 8.236%, 3/1/2032(a)	6,978,000	6,124,172
American Tower Trust 1
5.490%, 3/15/2028(a)	8,058,000	8,156,082
Brazos Securitization LLC 5.014%, 9/1/2031(a)	792,656	796,168
CARS-DB4 LP Series 2020-1A, Class A1, 2.690%, 2/15/2050(a)	291,395	279,131
Cleco Securitization I LLC 4.016%, 3/1/2031	1,724,931	1,675,339

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
Cologix Data Centers US Issuer LLC Series 2021-1A, Class A2, 3.300%, 12/26/2051(a)	$4,273,000	$3,843,590
Series 2021-1A, Class C, 5.990%, 12/26/2051(a)	3,235,000	2,671,566
DataBank Issuer Series 2021-1A, Class A2, 2.060%, 2/27/2051(a)	1,400,000	1,266,782
Series 2021-1A, Class C, 4.430%, 2/27/2051(a)	1,500,000	1,223,611
Diamond Infrastructure Funding LLC Series 2021-1A, Class C, 3.475%, 4/15/2049(a)	512,000	442,762
Diamond Issuer Series 2021-1A, Class C, 3.787%, 11/20/2051(a)	1,718,000	1,433,936
Elm Trust Series 2020-3A, Class A2, 2.954%, 8/20/2029(a)	3,228,044	3,090,187
Series 2020-3A, Class B, 4.481%, 8/20/2029(a)	552,801	512,519
Series 2020-4A, Class A2, 2.286%, 10/20/2029(a)	216,555	205,477
Series 2020-4A, Class B, 3.866%, 10/20/2029(a)	769,625	706,241
FCI Funding LLC Series 2021-1A, Class A, 1.130%, 4/15/2033(a)	72,350	71,338
Golub Capital Partners ABS Funding Ltd. Series 2020-1A, Class A2, 3.208%, 1/22/2029(a)	1,315,057	1,236,626
Series 2020-1A, Class B, 4.496%, 1/22/2029(a)	904,778	841,020
Series 2021-1A, Class A2, 2.773%, 4/20/2029(a)	3,465,700	3,258,926
Series 2021-1A, Class B, 3.816%, 4/20/2029(a)	1,924,000	1,790,830
Series 2021-2A, Class A, 2.944%, 10/19/2029(a)	4,896,000	4,488,100
Series 2021-2A, Class B, 3.994%, 10/19/2029(a)	5,697,000	4,819,605
Hotwire Funding LLC Series 2021-1, Class C, 4.459%, 11/20/2051(a)	1,250,000	1,074,653
Series 2023-1A, Class A2, 5.687%, 5/20/2053(a)	1,385,000	1,362,548
Kansas Gas Service Securitization I LLC 5.486%, 8/1/2032	5,062,368	5,173,679
MetroNet Infrastructure Issuer LLC Series 2022-1A, Class A2, 6.350%, 10/20/2052(a)	3,800,000	3,731,566
Monroe Capital ABS Funding Ltd. Series 2021-1A, Class A2, 2.815%, 4/22/2031(a)	2,787,056	2,702,886
Series 2021-1A, Class B, 3.908%, 4/22/2031(a)	907,000	882,289
Monroe Capital Income Plus ABS Funding LLC Series 2022-1A, Class A, 4.050%, 4/30/2032(a)	3,700,000	3,426,259
Oklahoma Development Finance Authority 4.135%, 12/1/2033	2,176,212	2,126,500
4.285%, 2/1/2034	814,686	800,716
3.877%, 5/1/2037	1,847,940	1,786,722

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
Oportun Funding XIV LLC Series 2021-A, Class A, 1.210%, 3/8/2028(a)	$271,105	$259,596
Oportun Issuance Trust Series 2021-B, Class A, 1.470%, 5/8/2031(a)	1,020,000	952,776
Series 2021-C, Class A, 2.180%, 10/8/2031(a)	4,976,000	4,596,004
PFS Financing Corp. Series 2021-B, Class B, 1.090%, 8/15/2026(a)	713,000	690,646
Series 2022-A, Class A, 2.470%, 2/15/2027(a)	6,716,000	6,500,563
Series 2022-A, Class B, 2.770%, 2/15/2027(a)	1,380,000	1,328,334
Series 2022-C, Class A, 3.890%, 5/15/2027(a)	5,700,000	5,583,658
Series 2022-C, Class B, 4.390%, 5/15/2027(a)	879,000	862,466
Series 2022-D, Class A, 4.270%, 8/15/2027(a)	5,205,000	5,097,797
PG&E Recovery Funding LLC 5.045%, 7/15/2032	4,117,717	4,138,306
PG&E Wildfire Recovery Funding LLC 4.022%, 6/1/2031	3,681,790	3,574,554
SBA Tower Trust 1.631%, 11/15/2026(a)	1,380,000	1,202,832
2.328%, 1/15/2028(a)	1,767,000	1,491,210
6.599%, 1/15/2028(a)	1,049,000	1,043,859
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	1,012,852	931,315
Texas Natural Gas Securitization Finance Corp. 5.102%, 4/1/2035	794,000	809,196
TVEST LLC Series 2020-A, Class A, 4.500%, 7/15/2032(a)	58,112	57,794
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2, 1.645%, 9/15/2045(a)	1,344,000	1,240,601
VCP RRL ABS I Ltd. Series 2021-1A, Class A, 2.152%, 10/20/2031(a)	1,588,278	1,466,622
Series 2021-1A, Class B, 2.848%, 10/20/2031(a)	2,505,284	2,312,711
Series 2021-1A, Class C, 5.425%, 10/20/2031(a)	3,889,219	3,522,823
WEPCo Environmental Trust Finance LLC Series 2021-1, Class A, 1.578%, 12/15/2035	931,924	799,908
		$126,037,411
TOTAL ASSET-BACKED SECURITIES (Cost $419,835,245)		$412,752,967

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.7%
AGENCY — 8.3%
Federal Home Loan Mortgage Corp. Series K068, Class A2, 3.244%, 8/25/2027	$784,000	$754,251
Series K072, Class A2, 3.444%, 12/25/2027	1,135,000	1,096,592
Series K073, Class A2, 3.350%, 1/25/2028	3,064,000	2,948,005
Series K076, Class A2, 3.900%, 4/25/2028	1,691,000	1,659,411
Series K077, Class A2, 3.850%, 5/25/2028(b)	377,000	369,007
Series K079, Class A2, 3.926%, 6/25/2028	3,220,000	3,158,818
Series K080, Class A2, 3.926%, 7/25/2028(b)	2,683,000	2,630,492
Series K081, Class A2, 3.900%, 8/25/2028(b)	6,547,000	6,407,910
Series K082, Class A2, 3.920%, 9/25/2028(b)	5,016,000	4,912,894
Series K083, Class A2, 4.050%, 9/25/2028(b)	2,785,000	2,741,174
Series K084, Class A2, 3.780%, 10/25/2028(b)	7,311,000	7,106,292
Series K085, Class A2, 4.060%, 10/25/2028(b)	2,867,000	2,820,367
Series K089, Class A2, 3.563%, 1/25/2029	3,232,000	3,110,817
Series K091, Class A2, 3.505%, 3/25/2029	2,866,000	2,749,460
Series K093, Class A2, 2.982%, 5/25/2029	414,000	386,811
Series K095, Class A2, 2.785%, 6/25/2029	9,192,000	8,487,606
Series K094, Class A2, 2.903%, 6/25/2029	6,270,000	5,822,569
Series K097, Class A2, 2.508%, 7/25/2029	4,234,000	3,842,690
Series K096, Class A2, 2.519%, 7/25/2029	10,423,000	9,473,988
Freddie Mac Multifamily Structured Pass-Through Certificates Series K088, Class A2, 3.690%, 1/25/2029	509,000	492,894
Series K090, Class A2, 3.422%, 2/25/2029	4,668,000	4,461,615
Series K092, Class A2, 3.298%, 4/25/2029	269,000	255,302
Series K103, Class A2, 2.651%, 11/25/2029	458,000	416,784
Series K105, Class A2, 1.872%, 1/25/2030	150,000	129,974
Series K104, Class A2, 2.253%, 1/25/2030	150,000	133,228
Series K108, Class A2, 1.517%, 3/25/2030	740,000	626,515
Series K109, Class A2, 1.558%, 4/25/2030	1,920,000	1,623,866
Series K114, Class A2, 1.366%, 6/25/2030	823,000	682,411
		$79,301,743
AGENCY STRIPPED — 0.1%
Government National Mortgage Association Series 2015-19, Class IO, 0.295%, 1/16/2057(b)	$1,312,079	$19,426
Series 2015-7, Class IO, 0.454%, 1/16/2057(b)	1,234,035	24,572
Series 2020-43, Class IO, 1.261%, 11/16/2061(b)	2,130,046	160,949
Series 2020-71, Class IO, 1.102%, 1/16/2062(b)	2,759,522	191,895
Series 2020-75, Class IO, 0.870%, 2/16/2062(b)	5,166,180	313,785
Series 2020-42, Class IO, 0.937%, 3/16/2062(b)	3,422,282	213,964
		$924,591

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
NON-AGENCY — 7.3%
A10 Bridge Asset Financing LLC Series 2021-D, Class A1FX, 2.589%, 10/1/2038(a)	$1,020,298	$982,117
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class A, 6.303% (1-Month Term SOFR+94.448 basis points), 12/18/2037(a)(b)	204,173	204,333
ACRES Commercial Realty Ltd. Series 2021-FL1, Class A, 6.676% (1-Month Term SOFR+131.448 basis points), 6/15/2036(a)(b)	2,409,745	2,364,957
Series 2021-FL2, Class A, 6.876% (1-Month Term SOFR+151.448 basis points), 1/15/2037(a)(b)	809,000	806,345
Arbor Multifamily Mortgage Securities Trust Series 2020-MF1, Class A5, 2.756%, 5/15/2053(a)	6,960,000	6,129,603
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2, Class A, 6.576% (1-Month Term SOFR+121.448 basis points), 5/15/2036(a)(b)	2,370,000	2,354,950
Series 2021-FL4, Class A, 6.826% (1-Month Term SOFR+146.448 basis points), 11/15/2036(a)(b)	3,148,000	3,126,536
Series 2022-FL1, Class A, 6.789% (30-Day SOFR Average+145 basis points), 1/15/2037(a)(b)	3,442,000	3,420,579
Series 2022-FL2, Class A, 7.212% (1-Month Term SOFR+185 basis points), 5/15/2037(a)(b)	2,524,000	2,523,992
BBCMS Trust Series 2015-SRCH, Class A1, 3.312%, 8/10/2035(a)	725,261	682,174
BDS Ltd. Series 2021-FL8, Class A, 6.393% (1-Month Term SOFR+103.448 basis points), 1/18/2036(a)(b)	440,554	439,669
BX Commercial Mortgage Trust Series 2021-VOLT, Class E, 7.476% (1-Month Term SOFR+211.448 basis points), 9/15/2036(a)(b)	1,410,000	1,348,293
Series 2021-VOLT, Class F, 7.876% (1-Month Term SOFR+251.448 basis points), 9/15/2036(a)(b)	2,319,000	2,187,092
BX Trust Series 2019-OC11, Class A, 3.202%, 12/9/2041(a)	5,125,000	4,533,829
BXMT Ltd. Series 2021-FL4, Class A, 6.526% (1-Month Term SOFR+116.448 basis points), 5/15/2038(a)(b)	2,899,000	2,715,554
Greystone CRE Notes Ltd. Series 2021-FL3, Class A, 6.496% (1-Month Term SOFR+113.448 basis points), 7/15/2039(a)(b)	3,000,000	2,971,963

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
Hawaii Hotel Trust Series 2019-MAUI, Class C, 7.059% (1-Month Term SOFR+169.701 basis points), 5/15/2038(a)(b)	$1,384,000	$1,361,504
HERA Commercial Mortgage Ltd. Series 2021-FL1, Class A, 6.523% (1-Month Term SOFR+116.448 basis points), 2/18/2038(a)(b)	2,095,643	2,055,731
Independence Plaza Trust Series 2018-INDP, Class A, 3.763%, 7/10/2035(a)	819,000	781,987
JPMBB Commercial Mortgage Securities Trust Series 2015-C30, Class ASB, 3.559%, 7/15/2048	217,280	214,525
Series 2015-C31, Class A3, 3.802%, 8/15/2048	519,825	499,239
KREF Ltd. Series 2021-FL2, Class A, 6.546% (1-Month Term SOFR+118.448 basis points), 2/15/2039(a)(b)	834,000	816,753
LCCM Trust Series 2021-FL2, Class A, 6.676% (1-Month Term SOFR+131.448 basis points), 12/13/2038(a)(b)	388,058	384,494
LoanCore Issuer Ltd. Series 2021-CRE5, Class A, 6.776% (1-Month Term SOFR+141.448 basis points), 7/15/2036(a)(b)	289,102	286,050
Manhattan West Mortgage Trust Series 2020-1MW, Class A, 2.130%, 9/10/2039(a)	4,991,000	4,412,596
MF1 Ltd. Series 2020-FL4, Class A, 7.176% (1-Month Term SOFR+181.448 basis points), 11/15/2035(a)(b)	299,120	299,141
Series 2021-FL7, Class A, 6.553% (1-Month Term SOFR+119.448 basis points), 10/16/2036(a)(b)	2,726,694	2,699,879
Progress Residential Trust Series 2023-SFR2, Class A, 4.500%, 10/17/2028(a)	2,887,000	2,789,660
Series 2021-SFR11, Class A, 2.283%, 1/17/2039(a)	1,428,833	1,234,866
Series 2021-SFR7, Class A, 1.692%, 8/17/2040(a)	1,264,685	1,079,896
Series 2021-SFR9, Class A, 2.013%, 11/17/2040(a)	725,507	624,378
Series 2021-SFR10, Class A, 2.393%, 12/17/2040(a)	4,498,574	3,935,914
Ready Capital Mortgage Financing LLC Series 2021-FL5, Class A, 6.471% (1-Month Term SOFR+111.448 basis points), 4/25/2038(a)(b)	338,500	337,421
Shelter Growth CRE Issuer Ltd. Series 2021-FL3, Class A, 6.556% (1-Month Term SOFR+119.448 basis points), 9/15/2036(a)(b)	234,773	233,873
SLG Office Trust Series 2021-OVA, Class A, 2.585%, 7/15/2041(a)	5,585,000	4,629,621

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
STWD Ltd. Series 2021-FL2, Class A, 6.673% (1-Month Term SOFR+131.448 basis points), 4/18/2038(a)(b)	$1,465,364	$1,432,337
TRTX Issuer Ltd. Series 2022-FL5, Class A, 6.989% (30-Day SOFR Average+165 basis points), 2/15/2039(a)(b)	2,356,000	2,314,543
VMC Finance LLC Series 2021-HT1, Class A, 7.123% (1-Month Term SOFR+176.448 basis points), 1/18/2037(a)(b)	1,089,723	1,067,938
		$70,284,332
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $149,543,910)		$150,510,666
CONVERTIBLE BONDS — 0.6%
Opendoor Technologies, Inc. 0.250%, 8/15/2026(a)	$4,000,000	$3,046,000
Upwork, Inc. 0.250%, 8/15/2026	3,400,000	2,883,540
TOTAL CONVERTIBLE BONDS (Cost $5,455,829)		$5,929,540
CORPORATE BANK DEBT — 2.3%
Axiom Global, Inc. 10.206% (1-Month USD Libor+475 basis points), 10/1/2026(b)(d)(e)	$3,039,756	$2,940,964
Azalea Topco, Inc. 8.946% (1-Month Term SOFR+350 basis points), 7/25/2026(b)(d)(e)	2,049,993	2,024,368
9.198% (1-Month Term SOFR+375 basis points), 7/25/2026(b)(d)(e)	1,930,612	1,896,827
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan 10.198% (1-Month Term SOFR+475 basis points), 11/12/2027(b)(c)(d)(e)	89,949	86,801
Capstone Acquisition Holdings, Inc. 2020 Term Loan 10.198% (1-Month Term SOFR+475 basis points), 11/12/2027(b)(c)(d)(e)	1,766,412	1,704,605
Cimpress USA, Inc. 8.971% (1-Month Term SOFR+350 basis points), 5/17/2028(b)(d)(e)	1,188,525	1,170,697
Farfetch U.S. Holdings, Inc. 11.666% (3-Month Term SOFR+625 basis points), 10/20/2027(b)(d)(e)	5,001,673	4,701,573
Frontier Communications Holdings LLC 9.213% (3-Month USD Libor+375 basis points), 10/8/2027(b)(d)(e)	1,096,007	1,076,827
JC Penney Corp., Inc. 9.384% (3-Month USD Libor+425 basis points), 6/23/2025*,(b)(d)(e)	480,181	48

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
Lealand Finance Company B.V. Senior Exit LC 10.105%, 6/30/2024(b)(c)(d)(e)(f)(g)	$476,168	$(330,490)
McDermott Tanks Secured LC 5.127%, 12/31/2026(b)(c)(d)(e)(f)(g)	163,832	137,618
Polaris Newco, LLC Term Loan B 9.344% (1-Month Term SOFR+400 basis points), 6/5/2028(b)(d)(e)	2,643,394	2,588,887
WH Borrower LLC, Term Loan B 10.903% (1-Month Term SOFR+550 basis points), 2/15/2027(b)(d)(e)	2,790,505	2,776,552
Windstream Services LLC 11.698% (1-Month Term SOFR+625 basis points), 9/21/2027(b)(d)(e)	819,878	773,416
TOTAL CORPORATE BANK DEBT (Cost $21,711,294)		$21,548,693
CORPORATE BONDS — 9.1%
COMMUNICATIONS — 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 6.375%, 9/1/2029(a)	$2,633,000	$2,584,184
Consolidated Communications, Inc. 6.500%, 10/1/2028(a)	1,119,000	967,935
DISH Network Corp. 11.750%, 11/15/2027(a)	2,000,000	2,087,160
Frontier Communications Holdings LLC 5.875%, 10/15/2027(a)	3,066,000	2,954,858
6.000%, 1/15/2030(a)	1,636,000	1,390,600
		$9,984,737
CONSUMER DISCRETIONARY — 1.8%
Air Canada Pass Through Trust Series 2020-1, Class C, 10.500%, 7/15/2026(a)	$1,030,000	$1,118,477
Air Canada Pass-Through Trust Series 2017-1, Class AA, 3.300%, 7/15/2031(a)	1,869,672	1,678,648
Amazon.com, Inc. 1.650%, 5/12/2028	1,834,000	1,648,992
CD&R Smokey Buyer, Inc. 6.750%, 7/15/2025(a)	3,866,000	3,813,577
Cimpress PLC 7.000%, 6/15/2026	8,557,000	8,364,467
VT Topco, Inc. 8.500%, 8/15/2030(a)	979,000	1,015,713
		$17,639,874

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
FINANCIALS — 4.6%
Apollo Debt Solutions BDC Senior Notes 8.620%, 9/28/2028(c)(d)	$3,644,000	$3,644,000
Ares Capital Corp. 2.875%, 6/15/2028	4,700,000	4,152,720
Blackstone Private Credit Fund 4.000%, 1/15/2029	4,500,000	4,096,140
Blue Owl Credit Income Corp. 4.700%, 2/8/2027	5,384,000	5,097,423
7.750%, 9/16/2027	5,122,000	5,304,022
7.950%, 6/13/2028(a)	5,727,000	5,907,528
Golub Capital BDC, Inc. 3.375%, 4/15/2024	1,487,000	1,475,981
Midcap Financial Issuer Trust 6.500%, 5/1/2028(a)	10,563,000	9,876,405
Oaktree Strategic Credit Fund 8.400%, 11/14/2028(a)	4,032,000	4,243,251
		$43,797,470
HEALTH CARE — 0.5%
Heartland Dental LLC/Heartland Dental Finance Corp. 10.500% (1-Month Term SOFR+500 basis points), 4/30/2028(a)(b)(d)(e)	$4,410,000	$4,597,425
TECHNOLOGY — 0.5%
Hlend Senior Notes 8.170%, 3/15/2028(c)(d)	$5,000,000	$5,000,000
UTILITIES — 0.6%
Consumers 2023 Securitization Funding LLC 5.210%, 9/1/2031(c)	$2,542,000	$2,540,915
DTE Electric Securitization Funding II LLC 5.970%, 3/1/2033	3,199,000	3,346,954
		$5,887,869
TOTAL CORPORATE BONDS (Cost $85,157,587)		$86,907,375
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 14.3%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Federal National Mortgage Association Series 2012-144, Class PD, 3.500%, 4/25/2042	$69,967	$67,695
Freddie Mac REMICS Series 4162, Class P, 3.000%, 2/15/2033	169,156	162,807
		$230,502

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
AGENCY POOL ADJUSTABLE RATE — 0.4%
Fannie Mae Pool 1.971% (30-Day SOFR Average+207.6 basis points), 8/1/2051(b)	$1,237,213	$1,087,434
Freddie Mac Non Gold Pool 1.680% (30-Day SOFR Average+213 basis points), 9/1/2051(b)	1,132,306	970,747
2.546% (30-Day SOFR Average+214 basis points), 5/1/2052(b)	972,014	865,313
2.161% (30-Day SOFR Average+217.7 basis points), 5/1/2053(b)	1,446,189	1,270,963
		$4,194,457
AGENCY POOL FIXED RATE — 9.8%
Fannie Mae Pool 1.500%, 12/1/2035	$8,917,925	$7,815,049
1.500%, 8/1/2036	12,855,000	11,237,107
1.500%, 9/1/2036	1,575,468	1,373,246
1.500%, 10/1/2036	3,858,146	3,362,926
1.000%, 12/1/2036	12,457,721	10,501,434
1.000%, 3/1/2037	13,944,242	11,754,520
2.000%, 11/1/2040	799,584	688,665
2.500%, 5/1/2041	1,855,735	1,648,323
2.000%, 7/1/2041	1,109,575	951,492
1.500%, 10/1/2041	7,342,744	6,024,542
1.500%, 11/1/2041	10,865,773	8,915,101
2.000%, 8/1/2042	2,637,982	2,262,146
3.500%, 4/1/2044	3,862,619	3,625,219
Freddie Mac Pool 1.500%, 11/1/2035	11,954,839	10,476,389
1.000%, 7/1/2036	752,700	636,324
1.500%, 8/1/2036	3,803,818	3,315,571
1.500%, 10/1/2036	2,840,645	2,476,028
2.000%, 5/1/2042	4,746,791	4,070,512
2.000%, 8/1/2042	3,184,050	2,724,446
		$93,859,040
AGENCY STRIPPED — 0.0%
Fannie Mae Interest Strip Series 284, Class 1, 0.000%, 7/25/2027(h)	$72,353	$66,512
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 4.1%
Cascade Funding Mortgage Trust Series 2021-HB6, Class A, 0.898%, 6/25/2036(a)(b)	$395,768	$377,614
CFMT LLC Series 2021-HB7, Class A, 1.151%, 10/27/2031(a)(b)	630,010	608,219
Series 2021-HB7, Class M1, 2.125%, 10/27/2031(a)(b)	1,183,000	1,114,981

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

BONDS & DEBENTURES — Continued	Principal Amount	Value
PRET LLC Series 2021-NPL6, Class A1, 2.487%, 7/25/2051(a)(i)	$874,388	$838,854
Series 2021-NPL5, Class A1, 2.487%, 10/25/2051(a)(i)	4,109,394	3,898,815
Pretium Mortgage Credit Partners I LLC Series 2021-NPL2, Class A1, 1.992%, 6/27/2060(a)(i)	1,438,614	1,377,918
Series 2021-NPL4, Class A1, 2.363%, 10/27/2060(a)(i)	3,252,507	3,093,966
PRPM LLC Series 2021-2, Class A1, 2.115%, 3/25/2026(a)(b)	4,544,634	4,404,281
Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(i)	2,092,871	1,976,338
Series 2021-10, Class A1, 2.487%, 10/25/2026(a)(i)	2,705,064	2,553,259
Series 2021-11, Class A1, 2.487%, 11/25/2026(a)(i)	2,180,411	2,062,855
Towd Point Mortgage Trust Series 2018-2, Class A1, 3.250%, 3/25/2058(a)(b)	338,609	327,232
Series 2018-5, Class A1A, 3.250%, 7/25/2058(a)(b)	37,135	35,965
Series 2019-4, Class A1, 2.900%, 10/25/2059(a)(b)	4,886,871	4,583,504
Series 2020-4, Class A1, 1.750%, 10/25/2060(a)	735,163	646,426
Series 2023-1, Class A1, 3.750%, 1/25/2063(a)	1,942,184	1,825,878
VCAT LLC Series 2021-NPL1, Class A1, 5.289%, 12/26/2050(a)(i)	2,976,799	2,931,262
Series 2021-NPL2, Class A1, 2.115%, 3/27/2051(a)(i)	1,420,375	1,373,428
VOLT C LLC Series 2021-NPL9, Class A1, 1.992%, 5/25/2051(a)(i)	746,147	705,610
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.239%, 2/27/2051(a)(i)	3,412,080	3,295,005
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.240%, 3/27/2051(a)(i)	806,310	776,961
		$38,808,371
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $135,877,143)		$137,158,882
U.S. TREASURY NOTES & BONDS — 8.0%
United States Treasury Note 4.375%, 11/30/2028	$44,264,000	$45,302,624
3.750%, 12/31/2028	19,984,000	19,892,893
4.625%, 9/30/2030	10,896,000	11,361,731
TOTAL U.S. TREASURY NOTES & BONDS (Cost $75,273,966)		$76,557,248
TOTAL BONDS & DEBENTURES (Cost $892,854,974)		$891,365,371

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

COMMON STOCKS — 0.2%	Number of Shares	Value
REAL ESTATE SERVICES — 0.1%
Copper Property CTL Pass Through Trust(d)	58,520	$591,052
SOFTWARE — 0.0%
Windstream Holdings, Inc.*,(c)	11,258	$106,951
TRANSPORTATION & LOGISTICS — 0.1%
PHI Group, Inc.*,(c)(d)	75,292	$1,505,840
TOTAL COMMON STOCKS (Cost $1,928,416)		$2,203,843
SHORT-TERM INVESTMENTS — 8.0%
MONEY MARKET INVESTMENTS — 1.0%
Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Class, 5.14%(j)	9,167,357	$9,167,357
TREASURY BILLS — 7.0%	Principal Amount
United States Treasury Bill, 1.74%, 1/2/2024(k)	$20,000,000	$19,997,142
United States Treasury Bill, 3.18%, 1/4/2024(k)	47,590,000	47,569,298
		$67,566,440
TOTAL SHORT-TERM INVESTMENTS (Cost $76,733,797)		$76,733,797
TOTAL INVESTMENTS — 101.3% (Cost $971,517,187)		$970,303,011
Liabilities in excess of other assets — (1.3)%		(12,558,064)
TOTAL NET ASSETS — 100.0%		$957,744,947

AR — Argentina

BDC — Business Development Company

IO — Interest Only

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

US — United States

*  Non-income producing security.

FPA FLEXIBLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2023

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $467,513,328, which represents 48.81% of Net Assets.

(b)  Variable or floating rate security.

(c)  Level 3 securities fair valued under procedures established by the Board of Trustees, represents 1.66% of Net Assets. The total value of these securities is $15,861,954.

(d)  Restricted securities. These restricted securities constituted 4.00% of total net assets at December 31, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(e)  Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest which may represent a weighted average interest rate. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(f)  As of December 31, 2023, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 7 of the Notes to Financial Statements for further information on these commitments and contingencies.

(g)  All or a portion of the loan is unfunded.

(h)  Zero-coupon bond.

(i)  Step rate security.

(j)  The rate is the annualized seven-day yield at period end.

(k)  Treasury bill discount rate.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
Asset-Backed Securities	43.1%
Commercial Mortgage-Backed Securities	15.7%
Residential Mortgage-Backed Securities	14.3%
Corporate Bonds	9.1%
U.S. Treasury Notes & Bonds	8.0%
Corporate Bank Debt	2.3%
Convertible Bonds	0.6%
Total Bonds & Debentures	93.1%
Common Stocks
Transportation & Logistics	0.1%
Real Estate Services	0.1%
Software	0.0%
Total Common Stocks	0.2%
Short-Term Investments	8.0%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2023

ASSETS
Investments, at value (cost $971,517,187)	$970,303,011
Cash	411,235
Receivables:
Investment securities sold	31,036
Fund shares sold	1,902,544
Dividends and interest	5,646,078
Prepaid expenses	3,504
Total assets	978,297,408
LIABILITIES
Payables:
Investment securities purchased	19,919,423
Fund shares redeemed	89,502
Advisory fees	343,952
Fund services fees	56,328
Sub-transfer agent fees	32,456
Auditing fees	28,506
Shareholder reporting fees	19,509
Legal fees	18,969
Chief Compliance Officer fees	5,776
Trustees' fees and expenses	4,777
Accrued other expenses	33,263
Total liabilities	20,552,461
Commitments and contingencies (Note 3 and Note 7)
NET ASSETS	$957,744,947
COMPONENTS OF NET ASSETS
Capital Stock (no par value with an unlimited number of shares authorized)	$967,829,422
Total distributable earnings (accumulated deficit)	(10,084,475)
NET ASSETS	$957,744,947

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

As of December 31, 2023

MAXIMUM OFFERING PRICE PER SHARE
Institutional Class Shares:
Net assets applicable to shares outstanding	$908,829,595
Shares of beneficial interest issued and outstanding	90,537,340
Redemption price per share	$10.04
Advisor Class Shares:
Net assets applicable to shares outstanding	$48,915,352
Shares of beneficial interest issued and outstanding	4,873,008
Redemption price per share	$10.04

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

INVESTMENT INCOME
Interest	$45,251,577
Dividends	333,067
Total investment income	45,584,644
EXPENSES
Advisory fees	4,065,017
Fund services fees	266,819
Sub-transfer agent fees — Institutional Class	473,501
Sub-transfer agent fees — Advisor Class	35,028
Registration fees	82,552
Shareholder reporting fees	77,889
Trustees' fees and expenses	67,002
Auditing fees	38,141
Legal fees	34,398
Chief Compliance Officer fees	20,174
Insurance fees	17,267
Miscellaneous	9,337
Offering costs	629
Total expenses	5,187,754
Advisory fees waived	(774,947)
Net expenses	4,412,807
Net investment income (loss)	41,171,837
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(7,223,180)
Total realized gain (loss)	(7,223,180)
Net change in unrealized appreciation (depreciation) on:
Investments	36,963,828
Net change in unrealized appreciation (depreciation)	36,963,828
Net realized and unrealized gain (loss)	29,740,648
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$70,912,485

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$41,171,837	$21,685,109
Total realized gain (loss) on investments	(7,223,180)	(3,695,992)
Net change in unrealized appreciation (depreciation) on investments	36,963,828	(38,642,801)
Net increase (decrease) in net assets resulting from operations	70,912,485	(20,653,684)
Distributions to Shareholders:
Distributions
Institutional Class	(38,390,291)	(21,290,588)
Advisor Class	(1,690,759)	(10,656)
Total distributions to shareholders	(40,081,050)	(21,301,244)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class	412,773,234	467,747,538
Advisor Class	60,510,395	1,055,972
Reinvestment of distributions:
Institutional Class	31,521,691	17,338,810
Advisor Class	498,920	5,012
Cost of shares redeemed:
Institutional Class	(249,382,045)	(425,611,224)
Advisor Class	(14,406,012)	(1,925)
Net increase (decrease) in net assets from capital transactions	241,516,183	60,534,183
Total increase (decrease) in net assets	272,347,618	18,579,255
NET ASSETS
Beginning of period	685,397,329	666,818,074
End of period	$957,744,947	$685,397,329

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
CAPITAL SHARE TRANSACTIONS
Shares sold:
Institutional Class	42,016,261	47,097,825
Advisor Class	6,177,559	108,470
Shares reinvested:
Institutional Class	3,216,171	1,761,416
Advisor Class	50,873	517
Shares redeemed:
Institutional Class	(25,424,911)	(43,274,379)
Advisor Class	(1,467,314)	(198)
Net increase (decrease) in capital share transactions	24,568,639	5,693,651

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023		2022(1)	2021(1)	2020(1)	2019(1)
Institutional Class
Net asset value, beginning of period	$9.68		$10.24	$10.29	$10.13	$10.00
Income from Investment Operations:
Net investment income (loss)(2)	0.50		0.29	0.20	0.27	0.28
Net realized and unrealized gain (loss)	0.34		(0.57)	(0.02)	0.20	0.10
Total from investment operations	0.84		(0.28)	0.18	0.47	0.38
Less Distributions:
From net investment income	(0.48)		(0.28)	(0.20)	(0.27)	(0.25)
From net realized gain	—		—	(0.03)	(0.04)	—
Total distributions	(0.48)		(0.28)	(0.23)	(0.31)	(0.25)
Net asset value, end of period	$10.04		$9.68	$10.24	$10.29	$10.13
Total return(3)	9.02%		(2.82)%	1.77%	4.70%	3.78%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$908,830		$684,315	$666,786	$332,377	$140,089
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.63%		0.67%	0.71%	0.77%	1.01%
After fees waived and expenses absorbed	0.54	%(4)	0.51%	0.49%	0.39%	0.39%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	4.97%		2.75%	1.69%	2.25%	2.11%
After fees waived and expenses absorbed	5.06%		2.91%	1.91%	2.63%	2.74%
Portfolio turnover rate	55%		31%	35%	39%	30%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  Based on average shares outstanding for the period.

(3)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(4)  Effective May 1, 2023, the Adviser contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets. Prior to May 1, 2023, the limit of the annual operating expenses was 0.52%.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period Ended December 31,
	2023		2022(1)	2021(1)(2)
Advisor Class
Net asset value, beginning of period	$9.68		$10.24	$10.32
Income from Investment Operations:
Net investment income(3)	0.49		0.34	0.13
Net realized and unrealized gain (loss)	0.34		(0.63)	(0.05)
Total from investment operations	0.83		(0.29)	0.08
Less Distributions:
From net investment income	(0.47)		(0.27)	(0.13)
From net realized gain	—		—	(0.03)
Total distributions	(0.47)		(0.27)	(0.16)
Net asset value, end of period	$10.04		$9.68	$10.24
Total return(4)	8.86%		(2.79)%	0.85%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,915		$1,083	$32
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.68%		0.70%	3.06	%(5)
After fees waived and expenses absorbed	0.59	%(6)	0.56%	0.59	%(5)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.93%		3.32%	(0.69	)%(5)
After fees waived and expenses absorbed	5.02%		3.45%	1.79	%(5)
Portfolio turnover rate	55%		31%	35	%(5)

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  The Advisor Class commenced operations on April 16, 2021. The data shown reflects operations for the period April 16, 2021 to December 31, 2021.

(3)  Based on average shares outstanding for the period.

(4)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(5)  Annualized.

(6)  Effective May 1, 2023, the Adviser contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.60% of the average daily net assets. Prior to May 1, 2023, the limit of the annual operating expenses was 0.57%.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

NOTE 1 — Organization

FPA Flexible Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. Effective January 10, 2024, the name of the Trust has been changed to Investment Managers Series Trust III. The Fund's primary investment objective is to seek long-term total return, which includes income and capital appreciation, while considering capital preservation. First Pacific Advisors, LP (the "Adviser") has served as the Fund's investment adviser since December 31, 2018.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

NOTE 2 — Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(b)  Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares relative net assets. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c)  Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d)  Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations ("CDOs") include Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e)  Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(f)  Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

(g)  Repurchase Agreements

Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

(h)  Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

(i)  Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program ("LRMP") that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund's written LRMP.

(j)  Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(k)  Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2023, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l)  Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.50% of the Fund's average daily net assets. Effective May 1, 2023, the Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.60% and 0.55% for the Advisor Class and Institutional Class, respectively, of the average daily net assets. Prior to May 1, 2023 the Adviser had contractually agreed to limit the annual operating expenses to 0.57% and 0.52% for the Advisor Class and Institutional Class, respectively. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by the Trust's Board of Trustees.

For the year ended December 31, 2023, the Adviser waived a portion of its advisory fees totaling $ 774,947 for the Fund. Beginning May 1, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of the average net assets of the Fund attributable to the Institutional Class and 0.74% of the average net assets of the Fund attributable to the Advisor Class for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board or upon termination of the Advisory Agreement. The potential recoverable amount is noted as "Commitments and contingencies" as reported on the Statement of Assets and Liabilities. The Adviser may recapture all or a portion of this amount no later than dates stated below:

December 31, 2024	$1,079,162
December 31, 2025	1,171,116
December 31, 2026	774,947
Total	$3,025,225

UMB Fund Services, Inc ("UMBFS") serves as the Fund's fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian. The Fund's allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period July 29, 2023 through December 31, 2023, were $183,258. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, State Street Bank and Trust Company served as the Fund's fund accountant, administrator and custodian. The Fund's allocated fees incurred for fund accounting, fund administration and custody services for the period from January 1, 2023 through July 28, 2023, were $83,561. The inclusion of such fees are reported on the Statement of Operations.

UMB Distribution Services, LLC ("UMB Distribution Services"), a wholly owned subsidiary of UMBFS, serves as the Fund's distributor (the "Distributor"). The Distributor does not receive compensation from the Fund for its distribution services; The Adviser pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate trustees and officers affiliated with the Fund's Adviser or co-administrators. For the period July 29, 2023 through December 31, 2023, the Fund's allocated fees incurred to Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (collectively, the "Independent Trustees") were $8,166. The inclusion of such fees are reported on the Statement of Operations.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

On December 26, 2023, the Fund's Board of Trustees approved to adopt a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee's deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations. For the year ended December 31, 2023, no Trustee fees were deferred.

Prior to the close of business on July 28, 2023, the Fund's allocated fees incurred for Independent Trustees services for the period January 1, 2023 through July 28, 2023, were $58,836. The inclusion of such fees is reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Trust. The Fund's allocated fees incurred for CCO services for the period July 29, 2023 through December 31, 2023, were $7,522. The inclusion of such fees is reported on the Statement of Operations.

Prior to the close of business on July 28, 2023, Ms. Karen Richards served as the Fund's CCO. The Fund's allocated fees incurred for CCO services for the period January 1, 2023 through July 28, 2023, were $12,652. The inclusion of such fees is reported on the Statement of Operations.

NOTE 4 — Federal Income Taxes

At December 31, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$970,803,087
Gross unrealized appreciation	$14,051,640
Gross unrealized depreciation	(14,551,716)
Net unrealized appreciation/(depreciation)	$(500,076)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax have been reclassified to paid-in capital and total distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total distributable earnings/(deficit)
$(357,164)	$357,164

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,042,198
Undistributed long-term capital gains	—
Tax accumulated earnings	1,042,198
Accumulated capital and other losses	(10,626,597)
Unrealized appreciation/(depreciation) on investments	(500,076)
Total accumulated earnings/(deficit)	$(10,084,475)

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022, were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$40,081,050	$21,108,440
Net long-term capital gains	—	192,804
Total distributions paid	$40,081,050	$21,301,244

As of December 31, 2023, the Fund had non-expiring capital loss carryforwards as follows:

2023
Short-term	$2,936,415
Long-term	7,690,182
Total capital loss carryforwards	$10,626,597

During the tax year ended December 31, 2023, the Fund utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

NOTE 5 — Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $648,333,298 and $409,281,135, respectively.

NOTE 6 — Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of December 31, 2023, the total unfunded amount was 0.07% of the Fund's net assets.

As of December 31, 2023, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)	Unfunded Commitment
Lealand Finance Super Senior Exit LC	$476,168	$(164,912)	$(330,490)	$(165,578)	$476,168
McDermott Tanks Secured LC	$163,832	$163,462	$137,618	$(25,844)	163,832

Note 8 — Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•  Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund's assets carried at fair value:

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	$—	$66,669,571	$—	$66,669,571
Collateralized Loan Obligation	—	94,949,827	1,465,714	96,415,541
Credit Card	—	21,231,349	—	21,231,349
Equipment	—	102,399,095	—	102,399,095
Other	—	126,037,411	—	126,037,411
Commercial Mortgage-Backed Securities
Agency	—	79,301,743	—	79,301,743
Agency Stripped	—	924,591	—	924,591
Non-Agency	—	70,284,332	—	70,284,332
Convertible Bonds	—	5,929,540	—	5,929,540
Corporate Bank Debt	—	19,950,159	1,598,534	21,548,693
Corporate Bonds
Communications	—	9,984,737	—	9,984,737
Consumer Discretionary	—	17,639,874	—	17,639,874
Financials	—	40,153,470	3,644,000	43,797,470
Health Care	—	4,597,425	—	4,597,425
Technology	—	—	5,000,000	5,000,000
Utilities	—	3,346,954	2,540,915	5,887,869
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	230,502	—	230,502
Agency Pool Adjustable Rate	—	4,194,457	—	4,194,457
Agency Pool Fixed Rate	—	93,859,040	—	93,859,040
Agency Stripped	—	66,512	—	66,512
Non-Agency Collateralized Mortgage Obligation	—	38,808,371	—	38,808,371
U.S. Treasury Notes & Bonds	—	76,557,248	—	76,557,248
Common Stocks
Real Estate Services	591,052	—	—	591,052
Software	—	—	106,951	106,951
Transportation & Logistics	—	—	1,505,840	1,505,840
Short-Term Investments	9,167,357	67,566,440	—	76,733,797
	$9,758,409	$944,682,648	$15,861,954	$970,303,011

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Investments	Beginning Balance December 31, 2023	Transfers In/(Out) of Level 3 During the Period	Total Realized Gain/Loss	Total Change in Unrealized Appreciation/ Depreciation	Amortization of Discount (Amortization of Premium)	Net Purchases	Net Sales	Ending Value at December 31, 2023
Asset-Backed Securities	$2,647,315	$—	$—	$—	$—	$—	$(1,182,601)	$1,465,714
Common Stocks	1,743,850	(591,052)	—	178,897	—	372,781	(91,685)	1,612,791
Corporate Bank Debt	—	1,774,683	111	(156,914)	1,234	163,462	(184,042)	1,598,534
Corporate Bonds	—	—	—	—	—	11,184,915	—	11,184,915
Warrants	112,580	—	—	260,201	—	—	(372,781)	—
	$4,503,745	$1,183,631	$111	$282,184	$1,234	$11,721,158	$(1,830,109)	$15,861,954

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023.

Financial Assets	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price	Impact to Valuation from an Increase in Input (1)
Common Stocks	$1,505,840	Pricing Model (2)	Last Reported Trade	$20.00	$20.00	Increase
	$106,951	Pricing Model (3)	Quotes/Prices	$9.50	$9.50	Increase
Asset-Backed Securities Collateralized Loan Obligation	$1,465,714	Third-Party Broker Quote (4)	Quotes/Prices	$100.00	$100.00	Increase
Corporate Bonds & Notes	$8,644,000	Pricing Model (5)	Cost	$100.00	$100.00	Decrease
	$2,540,915	Third-Party Broker Quote (4)	Quotes/Prices	$99.96	$99.96	Increase
Corporate Bank Debt	$1,791,406	Third-Party Broker Quote (4)	Quotes/Prices	$96.50	$96.50	Increase
	$(192,872)	Pricing Model (3)	Quotes/Prices	$50.00-$84.00	$60.00	Increase

(1)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(2)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(3)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(4)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(5)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

Note 9 — Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund's investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2023, the Fund invested in the following restricted securities:

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Apollo Debt Solutions BDC Senior Notes, 8.620%, 09/28/2028	8/10/2023	$3,644,000	$3,644,000	0.38%
Axiom Global, Inc., 10.206% (1-Month USD Libor+475 basis points), 10/01/2026	11/18/2021	3,019,018	2,940,964	0.31%
Azalea Topco, Inc., 8.946% (1-Month Term SOFR+350 basis points), 07/25/2026	9/20/2021	2,041,005	2,024,368	0.21%
Azalea Topco, Inc., 9.198% (1-Month Term SOFR+375 basis points), 07/25/2026	2/17/2022	1,891,521	1,896,827	0.20%
BTC Offshore Holdings Fund, 8.324%, 10/20/2029	10/25/2021	1,465,714	1,465,714	0.15%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 10.198% (1-Month Term SOFR+475 basis points), 11/12/2027	11/12/2020	89,670	86,801	0.01%
Capstone Acquisition Holdings, Inc. 2020 Term Loan10.198%, (1-Month Term SOFR+475 basis points), 11/12/2027	11/12/2020	1,756,774	1,704,605	0.18%
Cimpress Public Ltd., 8.971% (1-Month Term SOFR+350 basis points), 5/17/2028	4/30/2021	1,180,278	1,170,697	0.12%
Copper Property CTL Pass Through Trust, 0.104%	1/17/2019	939,850	591,052	0.06%
Farfetch U.S. Holdings, Inc., 11.666% (3-Month Term SOFR+625 basis points), 10/20/2027	9/28/2022	4,648,601	4,701,573	0.49%
Frontier Communications Holdings LLC, 9.213% (3-Month USD Libor+375 basis points), 10/8/2027	04/09/2021	1,088,386	1,076,827	0.11%
Heartland Dental LLC/Heartland Dental Finance Corp., 10.500% (1-Month Term SOFR+500 basis points), 4/30/2028	5/5/2023	4,360,632	4,597,425	0.48%

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Hlend Senior Notes, 8.170%, 3/15/2028	02/16/2023	$5,000,000	$5,000,000	0.52%
JC Penney Corp., Inc., 9.384% (3-Month USD Libor+425basis points), 6/23/2025	02/03/2021	—	48	0.00%
Lealand Finance Company B.V. Senior Exit LC, 10.105%, 6/30/2024	02/28/2020	(164,913)	(330,490)	-0.03%
McDermott Tanks Secured LC, 5.127%, 12/31/2026	02/28/2020	163,462	137,618	0.01%
PHI Group, Inc.	08/19/2019	615,785	1,505,840	0.16%
Polaris Newco, LLC Term Loan B, 9.344% (1-Month Term SOFR+400 basis points), 6/5/2028	6/3/2021	2,627,222	2,588,887	0.27%
WH Borrower LLC, Term Loan B, 10.903% (1-Month Term SOFR+550 basis points), 2/15/2027	2/9/2022	2,621,190	2,776,552	0.29%
Windstream Services LLC, 11.698% (1-Month Term SOFR+625 basis points), 9/21/2027	08/11/2020	749,080	773,416	0.08%
		$37,737,275	$38,352,724	4.00%

Note 10 — Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia's large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as "Chinese Military-Industrial Complex Companies." The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund's investments is not reasonably estimable at this time. Management is actively monitoring these events.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Note 11 — New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the "SEC") adopted rule and form amendments to require mutual funds and exchange-traded funds ("ETFs") to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

Note 12 — Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

FPA FLEXIBLE FIXED INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND
THE SHAREHOLDERS OF THE FPA FLEXIBLE FIXED INCOME FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Flexible Fixed Income Fund (the "Fund"), a series of Investment Managers Series Trust III, including the schedule of investments, as of December 31, 2023, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended December 31, 2022, and the financial highlights for each of the four years in the period ended December 31, 2022, were audited by other auditors, whose report dated March 1, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

FPA FLEXIBLE FIXED INCOME FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on August 14, 2023, the Board of Trustees (the "Board") of Investment Managers Series Trust III (the "Trust"), including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), reviewed and unanimously approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Trust and First Pacific Advisors, LP (the "Advisor") with respect to the FPA Flexible Fixed Income Fund series of the Trust (the "Fund") for an additional one-year period from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background. In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust's co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor's compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor's overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg U.S. Universal Bond Index, the Consumer Price Index ("CPI") + 200 basis points, and a group of comparable funds (the "Peer Group") selected by Broadridge Financial Solutions, Inc. ("Broadridge") from Morningstar, Inc.'s Nontraditional Bond category (the "Fund Universe") for the one- and three-year periods ended May 31, 2023; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Advisory Agreement, the Independent Trustees met separately in an executive session prior to the meeting with the Board to consider the Advisory Agreement, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Advisory Agreement, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services. The Board and the Independent Trustees considered information provided by the Advisor in response to their requests, as well as information provided throughout the year regarding: the Advisor and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts supporting them; the scope of services supervised and provided by the Advisor; and the absence of any significant service problems reported to the Board. The Board and the Independent Trustees noted the experience, length of service, and the outstanding reputation of the Fund's portfolio manager: Abhijeet V. Patwardhan, who joined the Advisor in 2010 and has served as portfolio manager since 2018. After discussion, the Board concluded that the nature, extent, and quality of services provided by the Advisor have benefited and should continue to benefit the Fund and its shareholders.

FPA FLEXIBLE FIXED INCOME FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Continued) (Unaudited)

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. The Trustees also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to its comparative indices, the Peer Group and the Fund Universe. The Board and the Independent Trustees recognized that the Fund commenced operations in December 2018 and has not yet had time to develop a meaningful, long-term track record. However, in light of the Advisor's long history, the Board and the Independent Trustees noted the Advisor's experience and track record, as well as the long-term investment performance of other funds within the fund complex managed by the same portfolio management team. The Board noted that for the one-year period, the Fund's annualized total return outperformed the Peer Group and Fund Universe median returns, and the Bloomberg U.S. Universal Bond Index return, but underperformed the CPI + 200 basis points by 4.15%. The Board observed that for the three-year period, the Fund's annualized total return outperformed the Fund Universe median return and Bloomberg U.S. Universal Bond Index return, but underperformed the Peer Group median return and the CPI + 200 basis points by 0.66% and 6.13%, respectively. The Board also observed that the Fund's volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the one- and three-year periods. After discussion, the Board determined that the Fund's investment results were reasonable in light of the Fund's objectives and concluded that the Advisor's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fee and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Advisor regarding the Fund's advisory fee and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the Peer Group and the Fund Universe. The Board and the Independent Trustees noted that the Fund's annual investment advisory fee was lower than the Peer Group and Fund Universe medians, and that its net expense ratio was also below the Peer Group and Fund Universe medians. In addition, the Trustees noted that the advisory fee rate charged to the Fund was higher than the advisory fee that the Advisor charges to manage separate accounts for institutional investors with similar objectives and policies as the Fund. The Board observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the institutional separate accounts that the Advisor manages, and noted the differences between the services provided by the Advisor to the Fund and those provided to the institutional separate accounts. The Board also noted that the Fund's advisory fee was among the lowest of the advisory fees paid by other series of the Trust managed by the Advisor. The Board and the Independent Trustees concluded that the continued payment of the advisory fee by the Fund to the Advisor was fair and reasonable and should continue to benefit the Fund and its shareholders.

Advisor Profitability and Costs. The Board and the Independent Trustees considered information provided by the Advisor regarding the Advisor's costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship to the Fund. They reviewed and considered the Advisor's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor's largest operating cost, overhead, and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Advisor the general process through which individuals' compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Board and

FPA FLEXIBLE FIXED INCOME FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Continued) (Unaudited)

the Independent Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board observed that the Advisor reimbursed certain of the Fund's operating expenses and concluded that the Advisor's level of profitability from its relationship with the Fund did not indicate that the Advisor's compensation was unreasonable or excessive.

Economies of Scale. The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Trustees considered the Advisor's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Advisor's substantial investments in additional professional resources and staffing. The Board and the Independent Trustees considered both quantitative and qualitative information regarding the Advisor's representation that it has also made significant investments in: (1) the portfolio manager, analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting, and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Trustees also considered the Advisor's willingness to close funds to new investors when it believed that a fund had limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor's statement that it believes that breakpoints for the Fund are not warranted at this time given the ongoing investments the Advisor is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Advisor. The Board and the Independent Trustees also noted that the Advisor has contractually agreed to reimburse the Fund for total annual fund operating expenses in excess of 0.55% of the average net assets of the Fund attributable to the Institutional Class and 0.60% of the average net assets of the Fund attributable to the Advisor Class for the one-year period ending April 30, 2024. The Board concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits to the Advisor. The Board and the Independent Trustees considered other "fall out" benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust's Chief Compliance Officer of the Advisor's compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund's performance. They noted that the Advisor does not have any affiliates that benefit from the Advisor's relationship to the Fund.

FPA FLEXIBLE FIXED INCOME FUND
BOARD CONSIDERATION OF INVESTMENT
ADVISORY AGREEMENT (Continued) (Unaudited)

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Advisor's highly experienced portfolio management team. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Advisor. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Advisor and the Advisor's profitability and costs. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Advisor and determined to approve the renewal of the current Advisory Agreement for another one-year period through September 30, 2024.

FPA FLEXIBLE FIXED INCOME FUND
LIQUIDITY RISK MANAGEMENT PROGRAM DISCLOSURE

(Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a written liquidity risk management program (the "Program"). The Fund's Board of Trustees have also designated the Adviser to serve as the administrator of the Program.

The Liquidity Rule requires that the Program be reasonably designed to assess and manage the Fund's liquidity risk. A Fund's "liquidity risk" is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund's investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment's market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to "highly liquid investment minimums" (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule's limitations on a Fund's investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Fund's Board of Trustees received reports prepared by the Adviser addressing the Program's operation and assessing the adequacy and effectiveness of its implementation for the period from October 1, 2022 to June 30, 2023. The reports concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund's liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Fund's liquidity developments, as applicable.

FPA FLEXIBLE FIXED INCOME FUND
TAX INFORMATION

(Unaudited)

Corporate Dividends Received Deduction

For the year ended December 31, 2023, the FPA Flexible Income Fund had 0.71% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended December 31, 2023, the FPA Flexible Income Fund had 0.73% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the FPA Flexible Income Fund hereby designate $0 as long-term capital gains distributed during the year ended December 31, 2023. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

FPA FLEXIBLE FIXED INCOME FUND
EXPENSE EXAMPLE

For the Six Months Ended December 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The information in the row titled "Actual Performance" of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled "Hypothetical (5% annual return before expenses)" of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical (5% annual return before expenses)
Advisor Class
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,053.60	$1,022.22
Expenses Paid During Period* 7/1/23-12/31/23	$2.85	$2.81
Institution Class
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,053.30	$1,022.04
Expenses Paid During Period* 7/1/23-12/31/23	$3.04	$3.00

*  Expenses are equal to the Fund's annualized expense ratio of 0.60% and 0.55% for the Advisor Class and Institutional Class respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

FPA FLEXIBLE FIXED INCOME FUND
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional nonpublic personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," anti-money laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks

FPA FLEXIBLE FIXED INCOME FUND
PRIVACY POLICY (Continued)

(Unaudited)

against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income Fund, FPA Flexible Fixed Income Fund, FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, John P. Zader, and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Additional information about the Trustees is included in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (800) 982-4372. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in FPA Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	Unlimited; Since 2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund since 2016 (Bragg Capital Trust 2020-2023).	6	None
Robert F. Goldrich, 1962	Trustee	Unlimited; Since 2022	Former President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund since 2022 (Bragg Capital Trust 2022-2023).	6	Uluru, Inc (2015-2017)
John P. Zader, 1961	Trustee	Unlimited; Since 2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014). Director/Trustee of each FPA Fund since 2023.	6	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present).

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in FPA Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustees
J. Richard Atwood, 1960(2)	Trustee	Unlimited; Since 2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018) and Managing Partner of FPA. Director/Trustee of each FPA Fund since 2016. President of each FPA Fund (2016-2023).	6	None
Maureen Quill(3), 1963	Trustee and President	Unlimited; Since 2023	President of each FPA Fund (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014). Director/Trustee of each FPA Fund since 2023.	6	Investment Managers Series Trust (2019-present)

(1)  The address of each Trustee, other than Mr. Atwood, is 235 West Galena Street, Milwaukee, Wisconsin 53212. Mr. Atwood's address is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025

(2)  Mr. Atwood is an "interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  Ms. Quill is an "interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services, LLC.

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Trust. Officers of the Trust are elected annually by the Board. The following individuals serve as officers of the Trust.

Name, Address(1) and Year of Birth	Position with Trust	Year First Elected as Officer of the Trust	Principal Occupation(s) During the Past Five Years
Rita Dam, 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake, 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura, 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President-Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl, 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer, 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740. The address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063

FPA FLEXIBLE FIXED INCOME FUND

A series of Investment Managers Series Trust III

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

FUND CO-ADMINISTRATOR, TRANSFER
AGENT AND FUND ACCOUNTANT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
or
235 West Galena Street
Milwaukee, Wisconsin 53212-3948
(800) 638-3060

CO-ADMINISTRATOR

Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Advisor Class:
TICKER SYMBOL: FFIAX
CUSIP: 30254T650
Institutional Class:
TICKER SYMBOL: FPFIX
CUSIP: 30254T718

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has made amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Sandra Brown, who is a member of the Registrant’s Audit Committee and Board of Trustees, is an “audit committee financial expert” and is “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

		FYE 12/31/2023	FYE 12/31/2022*
(a)	Audit Fees	$25,000	$95,238
(b)	Audit Related Fees	$-	$-
(c)	Tax Fees (1)	$5,000	$19,950
(d)	All Other Fees(2)	$714	$769

(1)	Tax Fees are for preparation of the Fund’s tax return(s).

(2)	Other fees are for the identification of any PFIC holdings in the Fund.

*The audit and tax fees were billed by Ernst & Young LLP.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022*
Audit Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

*The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022*
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	$52,360

*The non-audit related fees billed by Ernst & Young LLP

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Financial Officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant is attached hereto.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Managers Series TRUST III

By:	/s/ Maureen A. Quill
Maureen A. Quill
President (principal executive officer)

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Maureen A. Quill
Maureen A. Quill
President (principal executive officer)

Date: March 8, 2024

By:	/s/ Rita Dam
Rita Dam
Treasurer (principal financial officer)

Date: March 8, 2024